Exhibit 10.53
CONSTRUCTION LOAN AGREEMENT
BETWEEN
CAMPUS CREST AT HUNTSVILLE, LP,
a Delaware limited partnership
AND
AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q-10 Amegy Mortgage Capital,
a Texas limited liability company
Loan No. 99-10-71154

Table of Contents

ARTICLE I: DEFINITIONS		1
1.01	Advance	1
1.02	Application for Advance	1
1.03	Appraisal	1
1.04	Approved Budget	1
1.05	Assignment of Construction Contracts	2
1.06	Assignment of Permits and Licenses	2
1.07	Assignment of Purchase Contracts	2
1.08	Assignment of Rights to Plans and Specifications	2
1.09	Availability of Utilities Letter	2
1.10	Borrower’s Equity	2
1.11	Closing Date	2
1.12	Completion Date	2
1.13	Compliance Letter	2
1.14	Construction Contract	3
1.15	Contractor	3
1.16	Current Survey	3
1.17	Deed of Trust	3
1.18	Depository Bank	3
1.19	Design Professional	3
1.20	Engineering Reports	3
1.21	Event of Default	3
1.22	Force Majeure	4
1.23	Governmental Authority	4
1.24	Governmental Requirements	4
1.25	Guarantor	4
1.26	Guaranty Agreement	5
1.27	Improvements	5
1.28	Inspecting Engineers	5
1.29	Inspection Certificate	5
1.30	Land	5
1.31	Letters of Credit	5
1.32	Loan	5
1.33	Loan Documents	5
1.34	Master Plan	5
1.35	Note	5
1.36	Operating Account	6
1.37	Phases	6
1.38	Plans	6
1.39	Property	6
1.40	Purchase Contracts	6
1.41	Supervision Professional	6
1.42	TCEQ	6
1 43	Title Company	6
1.44	Title Insurance Policy	6
1.45	Title Underwriter	6
1.46	Other Terms	6

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ARTICLE II: ADVANCES BY LENDER		6
2.01	Use of Loan Proceeds	6
2.02	Procedure for Advances	7
2.03	Requirements for Subsequent Advances	10
2.04	Conditions to Subsequent Advances	11
2.05	Completion of Improvements	12
2.06	No Waiver	12
2.07	Conditions Precedent for the Benefit of Lender	13
2.08	Subordination	13
2.09	Operating Account	13
2.10	Letters of Credit	13
ARTICLE III: REPRESENTATIONS AND WARRANTIES OF BORROWER		14
3.01	Representations and Warranties	14
3.02	Survival of Representations and Warranties	16
3.03	Inducement to Lender	16
ARTICLE IV: COVENANTS AND AGREEMENTS OF BORROWER		16
4.01	Compliance with Governmental Requirements	16
4.02	The Construction Contract	16
4.03	Construction of the Improvements and Supervision	17
4.04	Correction of Construction Defects	17
4.05	Storage of Materials	17
4.06	Inspection of the Property	17
4.07	Notices by Governmental Authority, Fire and Casualty Losses, Etc.	17
4.08	Application of Advances	17
4.09	Direct Disbursement and Application by Lender	17
4.10	Costs and Expenses	18
4.11	Change Orders	18
4.12	No Liability of Lender	18
4.13	No Conditional Sale Contracts, Etc.	18
4.14	Defense of Action	18
4.15	Assignment of Construction Contract	18
4.16	Assignment of Plans	19
4.17	Payment of Claims	20
4.18	Inspections	20
4.19	Indemnity	21
4.20	Lender’s Action for its Own Protection Only	21
ARTICLE V: RIGHTS AND REMEDIES OF LENDER		22
5.01	Rights of Lender	22
5.02	Cessation of Advances	22
5.03	Funds of Lender	22
5.04	No Waiver or Exhaustion	22
ARTICLE VI: GENERAL TERMS AND CONDITIONS		22
6.01	Notices	23
6.02	Entire Agreement and Modifications	23
6.03	Severability	23
6.04	Election of Remedies	23
6.05	Form and Substance	23
6.06	No Third Party Beneficiary	23
6.07	Borrower In Control	23

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6.08	Number and Gender	23
6.09	Captions	23
6.10	Applicable Law	23
6.11	Multiple Counterparts	24
Exhibits:
Exhibit “A” — Description of Land
Exhibit “B-1” — Draw Request
Exhibit “B-2” — Draw Request Certification
Exhibit “B-3” — AIA Form of Application of Advance
Exhibit “B-4” — Contractor Draw Certification
Exhibit “C-l” — Initial Approved Budget
Exhibit “C-2” — Budget Revision Request Form
Exhibit “C-3” — Budget Revision Request Certification
Exhibit “D-1” — Assignment of Builder Takedown Contracts (Intentionally Omitted)
Exhibit “D-2” — Assignment of Construction Contracts
Exhibit “D-3” — Assignment of Unit Purchase Contract (Intentionally Omitted)
Exhibit “D-4” — Assignment of Right of Reimbursement (District Receivables) (Intentionally Omitted)
Exhibit “D-5” — Assignment of Rights to Plan and Specifications
Exhibit “E” — Form of Compliance Letter
Exhibit “F” — Affidavit of Commencement
Exhibit “G-1” — Partial Waiver and Release of Lien
Exhibit “G-2” — Final Waiver and Release of Lien
Exhibit “H” — Affidavit and Certificate of Completion
Exhibit “I-1” — Affidavit of Bills Paid
Exhibit “I-2” — Owner’s Affidavit of Bills Paid
Exhibit “J” — List of Tenant Leases (Intentionally Omitted)

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CONSTRUCTION LOAN AGREEMENT
     THIS CONSTRUCTION LOAN AGREEMENT (“Agreement”) dated June 12, 2009 is made by and between AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q-10 Amegy Mortgage Capital, a Texas limited liability company (“Lender”), and CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership (“Borrower”).
     Borrower has applied to Lender for a loan for the purposes hereinafter described concerning the Land (hereinafter defined) described on Exhibit “A” attached hereto and made a part hereof for all purposes; and Lender is willing to make such loan upon the terms and conditions herein set forth in consideration of the mutual covenants and agreements herein contained, Borrower and Lender agree as follows:
ARTICLE I: DEFINITIONS
     For purposes of this Agreement, the following terms shall have the respective meanings assigned to them.
     1.01 Advance. The term “Advance” shall mean a disbursement by Lender of any of the proceeds of the Loan.
     1.02 Application for Advance. The term “Application for Advance” shall mean a written application by Borrower (and such other parties as Lender may require) to Lender utilizing (i) the Draw Request form, a copy of which is attached hereto as Exhibit “B-l”, (ii) the Draw Request Certification to be signed by Borrower, a copy of which is attached hereto as Exhibit “B-2”. (iii) the American Institute of Architects’ Forms G-702 and G-703, copies of which are attached hereto as Exhibit “B-3” and (iv) the Contractor Draw Request Certification to be signed by the Contractor, a copy of which is attached hereto as Exhibit “B-4”] and if requested by Lender, a Contractor’s Affidavit of Bills Paid described in Section 2.05(b), all accompanied by such schedules, certificates, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender may reasonably request.
     1.03 Appraisal. The term “Appraisal” shall mean a written appraisal of the Land and Improvements in form and substance and prepared by an appraiser acceptable to Lender. The Appraisal shall comply and be in conformity with the regulatory requirements for federally chartered national banks.
     1.04 Approved Budget. The term “Approved Budget” shall mean a budget or cost itemization prepared by Borrower and approved by Lender specifying the cost by item of (a) Land acquisition or refinance and closing costs related thereto, (b) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans and all Governmental Requirements, and (c) all other expenses anticipated by Borrower incident to the development of the Property, and the construction of Improvements. The Approved Budget will show total costs of all items and proposed allocation of Advances and Borrower’s Equity to such items. The initial Approved Budget is attached hereto as Exhibit “C-l” and incorporated herein by reference. The Approved Budget may be amended by Borrower, from time to time, with the prior written consent of Lender, which consent will not be unreasonably withheld or delayed. It is contemplated by Borrower and Lender that the Approved Budget shall be amended, as construction of the Improvements is undertaken by Borrower and Loan proceeds are used for payment of portions of the cost of construction. In connection with said amendments, Borrower shall have the right to reallocate savings and/or surplus on a particular line item of the Approved Budget to one or more other line items without Lender’s prior written consent; provided that any use of the “Contingency” line item shall require Lender’s prior approval. A copy of the Budget Revision Request Form and Budget Revision Request Certification to be

utilized by Borrower for amendment of the Approved Budget are attached hereto as Exhibit “C-2” and Exhibit “C-3”, respectively. Lender hereby agrees not to unreasonably withhold its consent to any budget line item reallocation request and to use good faith efforts to respond to any such request within five (5) Business Days after Borrower’s request,
     1.05 Assignment of Construction Contracts. The term “Assignment of Construction Contracts” shall collectively mean one or more collateral assignments in the form attached hereto as Exhibit “D-2” and incorporated herein for all purposes, executed by Borrower and acknowledged by the general contractor, assigning the construction contract with the general contractor to Lender.
     1.06 Assignment of Permits and Licenses. The term “Assignment of Permits and Licenses” shall mean a collateral assignment in form and substance acceptable to Lender, executed by Borrower to Lender, assigning all permits, licenses and other agreements affecting the Property and/or necessary or desirable for the ownership, use and operation thereof, as and if same shall come into existence.
     1.07 Assignment of Purchase Contracts. [Intentionally deleted.]
     1.08 Assignment of Rights to Plans and Specifications. The term “Assignment of Rights to Plans and Specifications” shall mean a collateral assignment in form attached hereto as Exhibit “D-5” and incorporated herein for all purposes of Borrower’s rights with respect to the Plans, duly executed by Borrower and acknowledged by Design Professional.
     1.09 Availability of Utilities Letter. The term “Availability of Utilities Letter” shall mean a letter or letters or other evidence, in form and substance acceptable to Lender, to be completed by parties acceptable to Lender certifying that the Property, when the Improvements are completed, will have adequate rights and means of access to all water, storm and sanitary sewer facilities, gas, cable t.v., telephone, and electric service necessary for the intended use of the Property and adequate pedestrian and vehicular access to one or more dedicated public streets.
     1.10 Borrower’s Equity. The term “Borrower’s Equity” shall mean the amount of Borrower’s cash equity investment in the Land and the Improvements as reasonably calculated from time to time by Lender. Borrower’s Equity shall be at least equal to the total cost shown on the Approved Budget less the proceeds of the Loan, but will in no event be less than $7,191,000.00. The amount of Borrower’s Equity required may be increased in the event additional funding is required pursuant to the terms of Section 2.02 of this Agreement.
     1.11 Closing Date. The term “Closing Date” shall mean the date of the execution and delivery of this Agreement by Borrower and Lender.
     1.12 Completion Date. The term “Completion Date” shall mean eighteen months from the effective date hereof, or such earlier date on which Borrower is required to deliver space to tenants under any lease agreements.
     1.13 Compliance Letter. The term “Compliance Letter” shall mean a letter to be delivered to Lender upon approval of the Plans, and at any time that there shall be a change or modification in the Plans, in form or substance satisfactory to Lender, completed by the Design Professional, certifying that the Improvements, when completed as designed, including such changes and modifications, will be in compliance with all applicable Governmental Requirements of each Governmental Authority having jurisdiction over the Property [including but not limited to Section 404 of the Federal Clean Water Act,] and in compliance with the conditions which must be satisfied to maintain any permits for the Improvements. An acceptable form of Compliance Letter is attached hereto as Exhibit “E” and made a part hereof for all purposes.
     1.14 Construction Contract. The term “Construction Contract” shall mean all contracts executed between Borrower and each Contractor for the rendering of services or furnishing of materials in connection with the completion of Improvements.
     1.15 Contractor. The term “Contractor” shall mean each “original contractor” (as defined in Section 53.001 of the Texas Property Code, as amended from time to time), with whom Borrower contracts for the construction of any of the Improvements or any other work with respect to the Property. All Contractors under any Construction Contract exceeding ten percent (10%) of the amount of the Approved Budget shall be bonded with payment and performance bonds in accordance with Lender’s reasonable requirements unless waived by Lender based upon Lender’s review of the Contractor’s financial condition. The term “Contractor” shall not include CAMPUS CREST CONSTRUCTION, LLC.
     1.16 Current Survey. The term “Current Survey” shall mean an on-the ground survey of the Land (and Improvements, if applicable) dated within ninety days of the date such survey is required to be furnished pursuant to any provision of this Agreement, performed by a surveyor duly licensed as such in the State of Texas, in form and substance acceptable to Lender and Title Company such that the Title Company may amend the Title Insurance Policy under procedural rule P-2 to delete the standard pre-printed exception concerning areas and boundary, save “shortages in area”.
     1.17 Deed of Trust. The term “Deed of Trust” shall mean the deed of trust securing the payment of the Note and the payment and performance of all obligations specified in said deed of trust and this Agreement, and evidencing a valid and enforceable first priority lien on the Property.
     1.18 Depository Bank. The term “Depository Bank” shall mean Amegy Bank National Association.
     1.19 Design Professional. The term “Design Professional” shall mean the architect, designer, draftsman, engineer or other professional selected by the Borrower and approved in writing by Lender, who is responsible for the creation of the Plans.
     1.20 Engineering Reports. The term “Engineering Reports” shall mean all soil analysis reports, construction and mechanical feasibility reports and plans and such other reports of engineers and others regarding improvement and site development of the Land as shall be reasonably required by Lender.
     1.21 Event of Default. The term “Event of Default” shall mean:
(a)	A default under or failure by Borrower to comply with any of the terms or conditions, or breach of any covenant or warranty specified herein or in any other Loan Document and the expiration of any cure period as follows: (i) ten (10) days after notice from Lender, for any default under any term, covenant or condition of any of the Loan Documents (excepting the default for failure to pay the Debt as described in subsection 10(a) of the Security Instrument) which default can be cured by the payment of a sum of money and (ii) thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days;

(b)	The cessation of the construction of the Improvements for more than thirty (30) consecutive days (excluding Force Majeure events) without the written consent of Lender;

(c)	A failure of any of the materials supplied for the construction of the Improvements to comply with the Plans or any Governmental Requirements and such failure is not cured within thirty (30) days after written notice from Lender of such default;

(d)	A reasonable determination by Lender that construction of the Improvements will not be completed on or before the Completion Date.
     Notwithstanding anything contained herein to the contrary, Borrower shall have all grace periods and notice and curative rights as provided in the Note prior to Lender declaring an Event of Default; provided however, during any such grace periods and notice and curative rights periods, Lender shall have no obligation to make Advances.
     1.22 Force Majeure. The term “Force Majeure” shall mean occurrence beyond the control of the party affected, including, but not limited to, acts of God or of the public enemy; expropriation or confiscation of facilities or property; compliance with any order or request of any Governmental Authority or person purporting to act therefor, adversely affecting the supply, availability or use of materials or labor; acts of war, public disorders, rebellion, sabotage, fires, explosions, floods, storms, or breakdowns; riots, strikes or other concerted acts of workmen, whether direct or indirect, or any other causes whether or not of the class or kind specifically named above, not within the reasonable control of the party affected and which, by the exercise of reasonable diligence, said party is unable to prevent or avoid; provided, however, that any claim for an extension of time or excused non-performance as a result of such occurrence shall be made by written notice to Lender, claiming such extension or excused non-performance and delivered not more than thirty days after the commencement of such occurrence.
     1.23 Governmental Authority. The term “Governmental Authority” shall mean the United States of America, the State, the County, the TCEQ, the City, Municipal Utility District, Road Utility District, or any other political subdivision in which the Property is located, and any other political subdivision, agency, district, department, commission, board, bureau, court or instrumentality which now or hereafter has jurisdiction or extra territorial jurisdiction over Lender, Borrower, Contractor or any part of the Property (including, but not limited to, platting, zoning, utilities and site development or construction on the Property).
     1.24 Governmental Requirements. The term “Governmental Requirements” shall mean all applicable laws, ordinances, orders, rules, and regulations of any Governmental Authority applicable to Borrower or the Property.
     1.25 Guarantor. The term “Guarantor” shall mean TED W. ROLLINS, MICHAEL S. HARTNETT, TXG, LLC, a South Carolina limited liability company, MADEIRA GROUP, LLC, a North Carolina limited liability company, MXT CAPITAL, LLC, a Delaware limited liability company, CAMPUS CREST GROUP, LLC, a North Carolina limited liability company, CAMPUS CREST DEVELOPMENT, LLC, a North Carolina limited liability company, CAMPUS CREST CONSTRUCTION, LLC, a North

Carolina limited liability company, THE GROVE STUDENT PROPERTIES, LLC, a North Carolina limited liability company, and CAMPUS CREST PROPERTIES, LLC, a North Carolina limited liability company.
     1.26 Guaranty Agreement. The term “Guaranty Agreement” shall mean any guaranty agreement executed by the Guarantors from time to time, to guarantee payment of the Loan and performance of the Loan Documents.
     1.27 Improvements. The term “Improvements” shall mean all site and building improvements (including, but not limited to, the clearing, grading, paving, and appurtenances directly related thereto), buildings, utility improvements, drainage improvements, landscaping, amenities, infrastructures and all other facilities and on-site and off-site improvements to the Property, the construction of which is required to properly develop the Land in accordance with the Master Plan, the Plans and the Approved Budget.
     1.28 Inspecting Engineers. The term “Inspecting Engineers” shall mean the inspecting or consulting engineers or other third party inspectors retained by Lender for the purpose of making the inspections contemplated hereunder.
     1.29 Inspection Certificate. The term “Inspection Certificate” shall mean a certificate issued by the Inspecting Engineers approving, among other matters, soils test, Plans (including, without limitation, systems, structural details, and compliance with any local, state or federal laws), construction cost breakdown, progress schedules and contracts with the Contractor and major subcontractors.
     1.30 Land. The term “Land” shall mean the land described on Exhibit “A” attached hereto and incorporated herein by reference for all purposes.
     1.31 Letters of Credit. The term “Letters of Credit” shall mean one or more standby letters of credit issued by Depository Bank for the benefit of Borrower in favor of a Governmental Authority or other beneficiary to assure completion of the development and furnishing of the Property.
     1.32 Loan. The term “Loan” shall mean the financing evidenced by the Loan Documents.
     1.33 Loan Documents. The term “Loan Documents” shall mean this Agreement, the Deed of Trust, the Note, and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, any guarantor of the Loan, or any other party, to Lender pursuant to this Agreement.
     1.34 Master Plan. The term “Master Plan” shall mean collectively, the various related materials provided to the Lender by Borrower with regard to the construction of Improvements on the Property. Such Master Plan shall include appropriate budgets, construction schedules, draw schedules, plans, specifications, list of construction contracts, construction timeline and other particulars, in form and content, as required by Lender. Any component of the Master Plan may be amended from time to time by Borrower, upon Lender’s prior written consent. Except for the Initial Advance, no Loan proceeds shall be advanced until Borrower submits and Lender approves the Master Plan.
     1.35 Note. The term “Note” shall mean the promissory note from Borrower to Lender dated of even date herewith in the amount of $13,355,000.00 and evidencing the Loan.

     1.36 Operating Account The term “Operating Account” shall mean an Operating Account established by Borrower with Depository Bank which shall be the exclusive operating and deposit account used by Borrower in connection with the Property.
     1.37 Phases. [Intentionally deleted.]
     1.38 Plans. The term “Plans” shall mean, if any, architectural, structural, electrical, plumbing, heating, ventilation, air conditioning, sprinkler system, topography, on-site utilities, off-site utilities, landscaping, road and parking plans and specifications, all certified as such by the Design Professional, if any, preparing the same. The Plans shall be approved in writing by Lender, and Borrower and, if applicable, all necessary Governmental Authorities for the construction of the Improvements. With respect to any Plans for Improvements costing more than $100,000.00, Lender reserves the right to have an independent architect or engineer of its choice review the Plans so submitted and to provide a written report thereon to Lender prior to the acceptance or rejection of the Plans by Lender, the cost of which shall be borne by Borrower. Lender shall have the right to require reasonable changes in the Plans.
     1.39 Property. The term “Property” shall mean the Land together with the Improvements and all other property constituting the “Property,” as described in the Deed of Trust.
     1.40 Purchase Contracts. [Intentionally deleted.]
     1.41 Supervision Professional. The term “Supervision Professional” shall mean the architect, engineer, construction consultant or other third party selected by the Borrower and approved in writing by Lender to supervise the construction of the Improvements on behalf of the Borrower. Borrower is required to hire and direct the Supervision Professional until completion of the Improvements. Lender hereby approves Campus Crest Group, LLC as the Supervision Professional hereunder.
     1.42 TCEQ. The term “TCEQ” shall mean the Texas Commission on Environmental Quality or its successors.
     1.43 Title Company. The term “Title Company” shall mean Chicago Title Insurance Company.
     1.44 Title Insurance Policy. The term “Title Insurance Policy” shall mean the mortgagee title insurance policy or title policy binder on interim construction, issued by the Title Company, naming Lender as the insured party, in the amount of the Loan, insuring or committing to insure that the Deed of Trust constitutes a valid first priority lien covering the Property, and subject only to exceptions approved by Lender.
     1.45 Title Underwriter. The “Title Underwriter” shall mean Chicago Title Insurance Company.
     1.46 Other Terms. Other terms used, but not defined, herein shall have the meaning assigned to such term as provided in the Deed of Trust. The term “construction” as used herein shall also include renovation of existing Improvements and the development of infrastructure improvements of the Land.
ARTICLE II ADVANCES BY LENDER
     2.01 Use of Loan Proceeds. Advances shall be made from time to time at the request of Borrower in accordance with the terms of this Agreement. Advances shall be made only for:

(a)	an “Initial Advance” at closing for costs of acquisition of the Property (or for refinance of such acquisition costs) and for other items approved by Lender and shown on the Approved Budget;

(b)	labor, materials (stored on the Property in accordance with the requirements of this Agreement) and services for the construction of Improvements on the Property approved by Lender and in accordance with the Plans and the Approved Budget (the “Construction Allocation”); and

(c)	other items approved by Lender and shown on the Approved Budget which may include costs associated with the development of the Property which are not included in the Initial Advance and Construction Allocation such as architectural and engineering fees, tenant improvements costs, interest, property taxes, insurance, leasing commissions, title and recording fees, and loan fees (the “Non Construction Allocation”).
     2.02 Procedure for Advances.
(a)	Subject to the terms of this Agreement, the amount of each Advance for the Construction Allocation shall not exceed a sum calculated by multiplying the Construction Allocation portion of the Loan amount times the percentage of completion of the Improvements less the total aggregate amount of funds previously disbursed under such Loan for the Construction Allocation, less applicable Retainage, provided however, that the total amount advanced shall never exceed the original principal amount of the Note. Percentage of completion of the Improvements shall be determined in the reasonably discretion of the Lender.

(b)	Subject to the terms of this Agreement, the amounts available for the Non Construction Allocation shall be advanced, but only to the extent that such charges have been incurred, or that the Borrower is otherwise entitled to payment on account of such items as provided for in the Approved Budget or otherwise in accordance with the Loan Documents.

(c)	Each Application for Advance shall be made in writing, signed by the Borrower, and shall be accompanied by a certificate prepared by the Borrower, or at Lender’s election, Borrower’s Supervision Professional, which certificate shall state the percentage of completion of the Improvements and the services and/or materials to be paid for therefrom. Upon approval of such certificate by the Lender, the Advance shall be made. Prior to approval by Lender, the Lender shall be entitled to make any and all inspections and require further documentation from Borrower, all as Lender may deem necessary in order to substantiate and determine the percentage of completion of such Improvements. Lender may retain, at Borrower’s cost, the Inspecting Engineers to complete said inspections and to review the Master Plan and the Plans, prior to approval. Borrower agrees to pay to the Lender the actual cost of each inspection made by the Lender, its employees, agents, or contractors.

(d)	Advances shall be made after construction of the Improvements (“Work”) has commenced and shall be made for Work done preceding the date of request upon Lender’s receipt of an Affidavit of Commencement in the form provided on Exhibit

“F” attached hereto and made a part hereof for all purposes. Application for Advance shall be filed no more often than twice monthly, shall be filed at least ten working days before the date upon which an Advance is desired, shall be certified by the Supervision Professional, if any, and Borrower, and (if required by Lender) approved by the Inspecting Engineers, shall specify which contractors, subcontractors/suppliers are being paid out of said Advance and in what amounts, making reference to specific line items on the Approved Budget, and shall contain such information as Lender reasonably may request. Lender, at its discretion, may require a Compliance Letter and/or an Inspection Certificate prior to approving any Application for Advance. The amount of each Advance of the Construction Allocation under the Loan shall be the amount which the Contractor has earned under the Construction Contract, as approved by Lender, less amounts for which sums have been previously advanced, less the Retainage as more fully described in subparagraph (e) hereinafter and such amount shall be advanced under the Loan on behalf of Borrower and shall be delivered directly to Borrower. Lender shall not be required to advance funds if in the good faith opinion of Lender (i) the Work is not being completed in a timely and good and workmanlike manner, in accordance with the Plans, (ii) Borrower fails to promptly pay for any labor or materials relating to the Work, or (iii) the portion of the Loan then remaining unadvanced will not be sufficient to complete the Work in accordance with the Master Plan and the Approved Budget, whereupon no additional Advances will be due Borrower unless and until Borrower at its sole cost performs a sufficient portion of the Work so that such portion of the Loan then remaining unadvanced (including the Borrower Deposit as such term is defined in Subsection 1.10 hereinabove) is determined by Lender to be sufficient to so complete the Work. In such latter event, Lender may also require Borrower to provide evidence of availability of additional funds to make up such deficiency and/or may require that the additional funds be held by Lender as part of the Borrower Deposit, to be funded in accordance with the terms hereof. Notwithstanding the foregoing, completion of the Work for which an “Advance is requested and the amount of each Advance shall be determined in the reasonable discretion of Lender. Borrower shall utilize all Advances made to it by Lender only for the payment of the costs itemized in the Approved Budget as amended from time to time. Anything to the contrary contained in this Section notwithstanding, in the event that Borrower is required to deposit balancing funds with Lender hereunder and the Property is thereafter completed with subsequent savings that, had they occurred prior to the requirement of the balancing funds, would have rendered all or a portion of such deposit to be unnecessary, Borrower shall be entitled to a reimbursement of the funds deposited equal to the lesser of (a) the amount of such subsequent savings or (b) the amount of the balancing funds deposit.

(e)	Lender may, at its election, retain the statutory 10% Retainage from each Advance relating to construction of Improvements hereunder in order to allow Borrower to fully comply with Section 53.101 of tire Texas Property Code for the payment of mechanics, materialmen, subcontractors, contractors and artisans or others entitled to liens against the Property for work done or materials supplied (the “Retainage”), such Retainage to be held until thirty days after the date the Lender has received the following: (1) a substantial completion certificate executed by Inspecting Engineers, the Supervision Professional, Contractor and Borrower, (2) evidence that all Governmental Requirements have been satisfied, including if applicable, but not limited to, delivery to Lender of certificates of occupancy permitting the Improvements to be legally occupied, (3) evidence that no mechanic’s or materialmen’s liens or other encumbrances have been filed and remain in effect against the Property, (4) final lien releases or waivers by Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, and (5) issuance by the Title Company of an endorsement to the mortgagee title policy deleting the mechanic’s lien and pending disbursements exceptions and recertifying the survey deletion endorsement, at which time, such retained sums shall be disbursed by Lender to Borrower and then by Borrower to contractors, suppliers, artisans, and others entitled thereto. In the event that Lender does not retain the statutory 10% Retainage from each Advance relating to construction of Improvements, it is agreed that Borrower, upon request by Lender, shall provide the Lender with proof in form and content satisfactory to the Lender that such statutory Retainage requirement is being complied with by Borrower. At the Lender’s discretion, upon notice to Borrower, the Lender may withhold such Retainage from each such Advance in a special account of Borrower established for that purpose for the use and benefit of those entitled thereto. Notwithstanding anything contained in this Agreement to the contrary, Lender shall not withhold Retainage on materials, soft costs, payments to subcontractors whose work has been completed and who have furnished a final lien waiver and release, and any Construction Contract for which payment and performance bonds acceptable to Lender have been obtained.

(f)	All Advances hereunder shall be made directly to Borrower, provided if an Event of Default has occurred, the Lender at its option may make Advances directly to Borrower’s contractors, subcontractors, suppliers and artisans for work done, or other person entitled thereto, or jointly to Borrower and the applicable third party, or Lender may elect to make one or more Advances through the title company, at Borrower’s expense.

(g)	Any provision in the Loan Documents to the contrary notwithstanding, Lender shall have no obligation to make any Advance hereunder or under any of the Loan Documents if, as a result of such Advance, Lender would be in violation of any applicable federal or state statute, law, regulation, or interpretation thereof, whether effective or prospective, regarding lending limits imposed upon Lender, including but not limited to the Garn-St. Germain Depository Institutions Act of 1982, the Federal Reserve Act and applicable interpretive letters issued by the Office of the Comptroller of the Currency.

(h)	Any provision hereof or in the Loan Documents to the contrary notwithstanding, the total of the Advances for the Improvements hereunder shall not exceed the lesser of (1) $13,355,000.00; (2) an amount equal to sixty-five percent (65%) of the appraised value of the Property on an “as completed” basis, as set forth in the Appraisal; or (3) an amount equal to sixty-five percent (65%) of Borrower’s costs expended on the Land and Improvements on items included in the Approved Budget, exclusive of any developer fees not included in the Approved Budget.

(i)	The initial Approved Budget does contain a line item for $637,049.00 in Development Fees, such fees may be funded through Application for Advance as follows:
(1)	$10,000.00 per month beginning in the first month Advances for Improvements are made, up to $120,000.00;

(2)	$100,000.00 upon substantial completion of the Improvements and obtaining a project certificate of occupancy from the City of Huntsville;

(3)	$100,000.00 when the monthly gross rents are equal or greater than the monthly expenses including debt service; and

(4)	The balance to be funded at Borrower’s request after Rent Stabilization, to wit: when the Property reaches a 1.30 to 1,00 debt service coverage ratio for 90 consecutive days based on collected rents, a 30 year amortization utilizing an assumed underwriting interest rate equal to the greater of (i) seven percent (7.00%) per annum or (ii) the per annum interest rate for a permanent loan quoted in the market at the time of the calculation for loans on student housing properties.
     2.03 Requirements for Subsequent Advances. Prior to Lender funding additional Advances subsequent to the Initial Advance funding on the Closing Date, Borrower shall have provided Lender with the following:
(a)	Executed originals of all of the Loan Documents;

(b)	All required Title Insurance Policies;

(c)	Evidence from Borrower of Borrower’s Equity in the project;

(d)	Satisfactory evidence the Borrower has established the Operating Account with Depository Bank. All Advances made subsequent to closing shall be funded into such account;

(e)	Executed original of the Availability of Utilities Letter;

(f)	Building permits for the construction of the Improvements, except that Lender agrees to Advance for Borrower to obtain Letters of Credit or to pay soft costs prior to receipt of said building permits;

(g)	Adequate evidence of appropriate zoning for the intended usage of the Property;

(h)	Final Plans of the proposed Improvements;

(i)	If required by the Governmental Authority, a copy of the final recorded subdivision plat;

(j)	The Appraisal in form and substance satisfactory to Lender indicating a fair market value in compliance with the limitations of Section 2.02(h) of this Agreement;

(k)	Borrower and the general contractor shall have executed and delivered the Assignment of Construction Contract;

(l)	Borrower and the Design Professional shall have executed and delivered the Assignment of Rights to Plans and Specifications;

(m)	Borrower shall have executed and delivered the Assignment of Permits and Licenses;

(n)	Satisfactory evidence of the compliance by Borrower with all insurance requirements provided in the Deed of Trust;

(o)	Receipt and approval by Lender of the Master Plan;

(p)	If required in writing by Lender, receipt and approval of an attorney’s opinion rendered by Borrower’s counsel in form and substance satisfactory to Lender;

(q)	Receipt and approval by Lender of the Compliance Letter;

(r)	Fully executed copy of the Affidavit of Commencement in form of the affidavit attached hereto as Exhibit “F” and made a part hereof for all purposes;

(s)	Receipt and approval by Lender of all change orders affecting the Work; and

(t)	Satisfactory evidence with regard to adequate parking.
     2.04 Conditions to Subsequent Advances. As a condition precedent to each Advance subsequent to the Closing Date, and, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:
(a)	There shall then exist no Event of Default or any condition or event which, with the giving of notice and/or passing of time, would constitute an Event of Default;

(b)	The representations and warranties made in this Agreement and all Loan Documents shall be true and correct on and as of the date of each Advance, with the same effect as if made on that date;

(c)	Borrower will procure and deliver to Lender, if required by Lender, releases or waivers of mechanic’s liens in form of the Partial Waiver and Release attached hereto as Exhibit “G-l” and made a part hereof for all purposes, and receipted bills showing payment of all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements;

(d)	The Title Insurance Policy shall, if available under local rules, be endorsed and extended to cover each Advance with no additional title exceptions objectionable to Lender; and

(e)	Borrower shall be required to furnish Lender an acceptable “slab” or “forms” survey prior to disbursement of the first Advance following the completion of all foundation and slab work for the improvements. All surveys are to be satisfactory to Lender in all respects, and are to include among other things, encroachments, building set-back lines, public access and flood plain disclosures, and must be dated, signed and stamped by a surveyor licensed by the State of Texas.
     2.05 Completion of Improvements. Construction of the Improvements shall be completed on or before the Completion Date. Within forty-five days after completion, Borrower must provide to Lender the following:
(a)	If Borrower has provided title insurance coverage during the construction period by purchase of an title policy binder on interim construction, Borrower shall provide Lender, at time of completion, a mortgagee title policy with no exceptions except those approved by Lender. If Borrower has already provided a mortgagee title policy, Borrower shall provide an endorsement of said policy deleting the mechanic’s lien and pending disbursements exceptions, and recertifying the survey deletion endorsement;

(b)	Borrower shall provide Lender, at time of completion and final funding, those affidavits, releases and certificates in form of the exhibits attached hereto as follows:

Final Waiver and Release of Lien:	Exhibit “G-2”
Affidavit of Certificate of Completion:	Exhibit “H”
Contractor’s Affidavit of Bills Paid:	Exhibit “I-1”
Owner’s Affidavit of Bills Paid:	Exhibit “I-2”
(c)	The final plat or replat, if any, must be recorded if not previously recorded;

(d)	Receipt of certificates of occupancy where and when available from the Governmental Authorities;

(e)	Receipt of a hazard and general liability insurance policy meeting the requirements of the Deed of Trust; and

(f)	An “as built” survey in a form satisfactory to Lender in all respects, which shall include among other things, encroachments, building set-back lines, public access and flood plain disclosures, and must be dated, signed and stamped by a surveyor licensed by the State of Texas.
     2.06 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

     2.07 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, at any time.
     2.08 Subordination. Lender shall not be obligated to make, nor shall Borrower be entitled to, any Advance until such time as Lender shall have received, to the extent reasonably requested by Lender, subordination agreements from the general contractor and the Design Professional, subordinating to the lien of the Deed of Trust any hen, claim, or charge they may have against Borrower or the Property.
     2.09 Operating Account. The Operating Account shall be maintained by Borrower at all times during the term of the Loan. The Operating Account shall be, and by execution hereof is, pledged to secure the Loan. All net revenues generated by Borrower in connection with the Land not required to be applied to the principal balance of the Loan shall be deposited in the Operating Account.
     2.10 Letters of Credit. It is contemplated by Borrower and Lender that Borrower, or one or more of its affiliates, may desire to apply for and obtain one or more Letters of Credit from Depository Bank. In the event that any such party applies for a Letter of Credit with Depository Bank and is approved, at Borrower’s request, Lender may consent to same and in such event will reserve an amount of Loan proceeds to cover any potential advances that may be made under the Letter of Credit to the beneficiary thereunder. Any such approval by Lender will be at Lender’s sole discretion but will not be unreasonably withheld, and the aggregate amount of Loan proceeds to cover any potential advances under the Letters of Credit will not exceed $1,000,000.00 at any one time. Borrower agrees to execute any and all documents reasonably deemed necessary by Lender in connection with Letter of Credit transactions, including amendments to this Agreement, amended Approved Budgets, additional security agreements and other collateral documents. In the event a Letter of Credit contemplated by the terms of this section is presented to Depository Bank and drafted upon, Borrower agrees that Lender shall, without the consent of Borrower, advance Loan proceeds to repay die Depository Bank for advances under the Letter of Credit. Lender will not be required to release its collateral securing the Loan until such time as all obligations of the Depository Bank under any Letters of Credit have expired or been terminated, and until the Note is paid in full. The expiration dates of any such Letters of Credit shall not exceed twelve months from date of issuance, and shall not extend past the Scheduled Maturity Date as defined in the Note, as may be extended from time to time. Borrower shall also pay to Lender or to Depository Bank (but not to both of them) at the time a Letter of Credit is issued by Depository Bank pursuant to the terms of this section, a letter of credit fee equal to one percent (1%) of the face amount of each Letter of Credit. If the Note matures prior to expiration of the Letter of Credit, then at the time of issuance of the Letter of Credit, the Borrower shall deposit with Depository Bank in a controlled account the principal necessary to fund the Letter of Credit upon any draw on the Letter of Credit.
     Borrower shall be irrevocably and unconditionally obligated to reimburse Lender for any amounts to be paid by Lender upon any drawing under any Letter of Credit issued by Depository Bank for the benefit of Borrower, without presentment, demand, protest or other formalities of any kind. All such amounts paid by Lender and remaining unpaid by the Borrower shall bear interest at the Applicable Interest Rate as such term is used and defined in the Note. The Borrower’s obligations under this paragraph shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against Lender or the beneficiary of a Letter of Credit issued by Depository Bank pursuant to the request of Borrower.

     Borrower further irrevocably and unconditionally agrees with Lender that Lender shall not be responsible for, and Borrower’s reimbursement obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among Borrower, the beneficiary of any Letter of Credit or any financing institution or other party or any claims or defenses whatsoever of any of the Borrower or any of its affiliates against the beneficiary of any Letter of Credit. Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Borrower irrevocably and unconditionally agrees that any action taken or omitted by Lender or Depository Bank under or in connection with each Letter of Credit and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon Borrower and shall not put Lender under any liability to Borrower.
     Lender and Depository Bank shall be entitled to rely, and shall be fully protected in relying upon, any letter of credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accounts and other experts selected by Lender.
     EXCEPT FOR LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO INDEMNIFY AND HOLD HARMLESS LENDER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ANY AND ALL CLAIMS AND DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES WHICH LENDER MAY INCUR (OR WHICH MAY BE CLAIMED AGAINST LENDER BY ANY PERSON WHATSOEVER) BY REASON OF OR IN CONNECTION WITH THE ISSUANCE, EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT OR ANY ACTUAL OR PROPOSED USE OF ANY LETTER OF CREDIT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES WHICH LENDER MAY INCUR BY REASON OF OR ON ACCOUNT OF LENDER ISSUING ANY LETTER OF CREDIT WHICH SPECIFIES THAT THE TERM “BENEFICIARY” INCLUDED THEREIN INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY, BUT WHICH LENDER DOES NOT REQUIRE THAT ANY DRAWING BY SUCH SUCCESSOR BENEFICIARY BE ACCOMPANIED BY A COPY OF A LEGAL DOCUMENT, SATISFACTORY TO LENDER, EVIDENCING THE APPOINTMENT OF SUCH SUCCESSOR BENEFICIARY.
ARTICLE III: REPRESENTATIONS AND WARRANTIES OF BORROWER
     3.01 Representations and Warranties. Borrower hereby, and upon submission of each Application for Advance and acceptance of each Advance, represents and warrants as follows:
(a)	All representations and warranties made by Borrower under the Deed of Trust are true and correct;

(b)	No claims for unpaid bills for the supplying of labor, materials, or services for the construction of the Improvements shall have been recorded in the mechanic’s lien or other appropriate records in the county where the Property is located, or if such claims are made, Borrower has bonded the liens in accordance with Chapter 53 of the Texas Property Code. Except as previously disclosed in writing to Lender, as of this date no work of any kind or nature, however incidental, has been performed by any party on behalf of Borrower with regard to the preparation of the Property for construction of the contemplated Improvements or construction of the Improvements themselves. Except as previously disclosed in writing to Lender, no materials have been delivered to the Property on behalf of Borrower. Except as previously disclosed in writing to Lender, the Borrower on the date hereof, has made no verbal or written contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property which on the date hereof is superior to the liens created under any of the Loan Documents and/or liens transferred to the Lender thereunder. Borrower shall not cause or allow any liens to be placed on the Property without the approval of the Lender;

(c)	No litigation or proceedings have been, to the best of Borrower’s knowledge, threatened against the Property or the Borrower (i) which would materially and adversely affect the enforceability or priority of the Loan Documents, or (ii) which would materially and adversely affect the ability of Borrower to complete the Improvements or the ability of Borrower to perform its obligations pursuant to and as contemplated by the terms of this Agreement and the Loan Documents;

(d)	The Approved Budget presents a full and complete representation of all costs, expenses and fees which Borrower expects to pay or anticipates becoming obligated to pay to complete the construction of the Improvements;

(e)	To the best of Borrower’s knowledge: (i) all consents, licenses and permits and all other authorizations or approvals required to complete the construction of the Improvements in accordance with the Plans have been or can be obtained during the course of the construction in time to complete the construction on or before the Completion Date; (ii) all laws, ordinances, regulations, restrictive covenants and requirements of all Governmental Authorities (including, building, health, fire, water, use, zoning laws, environmental and similar laws, codes, ordinances, rules and regulations) relating to the construction of the Improvements and operation of the Property have been or can be complied with; and (iii) all permits and licenses required for the operation of the Property which cannot be obtained until construction of the Improvements is completed can be obtained if the Property is completed in accordance with the Plans. The Plans have been approved by all Governmental Authorities or, to the best of Borrower’s knowledge, will be approved when required during the course of the construction of the Improvements in time to complete the construction on or before the Completion Date. To the best of Borrower’s knowledge, construction of the Improvements and operation of the Property will not be delayed or impeded by virtue of any Governmental Requirements. To the best of Borrower’s knowledge, upon completion of the construction of tire Improvements, the Property will comply with all Governmental Requirements; and

(f)	When completed in accordance with the Plans, no portion of the Improvements will encroach upon any adjacent property, building line, setback line, side yard line, or any recorded or visible easement (or other easement of which Borrower is aware or has reason to believe may exist) with respect to the Property. Upon completion of Improvements, the Property will have adequate rights of access to dedicated public streets and roads and will have (or when the Improvements are completed in accordance with the Master Plan will have) adequate rights and means of access to all water, sanitary sewer and storm drainage facilities necessary for the intended use of the Property; all public roads necessary for adequate ingress and egress to the Property have been, completed with the necessary rights-of-way therefor having been acquired by the appropriate Governmental Authority, and all necessary steps having been taken by Borrower and such Governmental Authority to assure the completion, construction and installation thereof before or by the applicable Completion Date.
     3.02 Survival of Representations and Warranties. Borrower agrees mat all representations and warranties in this Agreement will be true in all material respects at the date of the first Advance and at all times thereafter until the Loan is repaid in full. Each Application for Advance shall constitute a reaffirmation that the representations and warranties are true and correct in all material respects at such time.
     3.03 Inducement to Lender. The representations and warranties contained in the Loan Documents are made by Borrower as an inducement to Lender to make the Loan and Borrower understands that lender is relying on the truth and accuracy of such representations and warranties.
ARTICLE IV: COVENANTS AND AGREEMENTS OF BORROWER
     Borrower hereby covenants and agrees as follows:
     4.01 Compliance with Governmental Requirements. Borrower shall timely comply with all Governmental Requirements and deliver to Lender evidence thereof. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound construction and engineering practices and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements.
     4.02 The Construction Contract. Borrower shall not become a party to any contract in excess of $50,000.00 for the performance of any Work on the Property or for the supplying of any labor, materials, or services for the construction of the Improvements except upon such terms and with such parties as shall be approved in writing by Lender. Lender’s approval of any contractor or contract may be conditioned upon such contractor providing a payment and performance bond for all or part of the work to be undertaken under the contract. Borrower may retain an affiliated construction company to act as general contractor; in such case, all approval rights of Lender and rights to require bonding of Lender shall be for subcontractors and suppliers. The general contractor must agree in writing that all liens of the genera] contractor are subordinate to the lien of the Deed of Trust. The general contractor must agree in writing that no change orders to the Plans for which Lender’s consent is required hereunder, shall be effective without the prior written approval of Lender. No approval by Lender of any Construction Contract or change orders thereto shall make Lender responsible for the adequacy, form, or content of such Construction Contracts or change orders. Upon written request by Lender, Borrower shall supply Lender with a list of all original contractors and all second and subsequent tier contractors and suppliers, and their respective addresses and telephone numbers, and information with respect to the portion of such contracts completed and sums owed to such contractors and suppliers. If requested by Lender, Borrower will cause all subcontractors whose contract prices exceeds ten percent (10%) of the amount of the Approved Budget, as provided in Section 1.15 herein to provide a performance bond and a payment bond of such character, issued by companies; on forms and in such penal sum in connection with the construction of the Improvements, as Lender shall designate. Unless waived by Lender, all such bonds shall name Lender as co-obligee.

     4.03 Construction of the Improvements and Supervision. The construction of the Improvements shall commence no later than ninety days from the date hereof and shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements and the Plans, if any, Except for Force Majeure events, Borrower shall not permit cessation of work for a period in excess of thirty days without the prior written consent of Lender and shall complete construction of the Improvements on or before the Completion Date. The construction of the Improvements will be prosecuted by Borrower with diligence and continuity and Borrower will complete the same in substantial accordance with the Plans, free and clear of liens, or claims for liens, for material supplied and for labor or services performed in connection with the construction of the Improvements, and in compliance with all applicable Governmental Requirements, restrictive covenants, set back lines and without encroachment into any existing easements which affect the Property. Borrower shall hire and direct the Supervision Professional at all times prior to completion of Improvements in a manner reasonably satisfactory to Lender.
     4.04 Correction of Construction Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans or Governmental Requirements, or (c) any encroachment by any part of the Improvements or any other structure located on the Property on any building line, easement, property line, or restricted area.
     4.05 Storage of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property, with adequate safeguards, as required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.
     4.06 Inspection of the Property. Borrower shall permit Lender and any Governmental Authority, and their agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of tire Property and such materials at all reasonable times.
     4.07 Notices by Governmental Authority. Fire and Casualty Losses. Etc, Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice or taking of eminent domain action or proceeding affecting the Property.
     4.08 Application of Advances. Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget, and for no other purpose.
     4.09 Direct Disbursement and Application by Lender. Upon the occurrence and during the continuance of an Event of Default, or any event or condition which, with the giving of notice and/or passing of time, would constitute an Event of Default, Lender shall have tire right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower’s obligations hereunder. Any Advance by Lender for such purpose, shall be part of the Loan and shall be secured by the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and proceeds of the Borrower Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and proceeds of the Borrower Deposit to Lender for such purposes. Upon the occurrence and during the continuance of an Event of Default, Lender may advance and incur such expenses hereunder as Lender reasonably deems necessary for the completion of construction of the Improvements and to preserve the Property, and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Documents, and be payable to Lender upon demand. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section 4.09 irrespective of the provisions of Section 2.03 hereof, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.
     4.10 Costs and Expenses. Borrower shall pay when due all costs and expenses required by this Agreement, including, without limitation, (a) all fees and expenses of the Inspecting Engineers, (b) all reasonable fees and expenses of counsel of Lender related to the Loan Documents, the construction of Improvements or protecting the interests of Lender in the Property, (c) all title insurance downdates/endorsements and title examination charges, including premiums for the Title Insurance Policies, (d) all premiums for the insurance policies required under the Deed of Trust, and (e) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.
     4.11 Change Orders. Borrower shall not make any change order to the Plans or any other change order with respect to the Approved Budget, which individually exceeds $50,000 or in the aggregate with all other previously approved change orders exceeds $250,000, without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed.
     4.12 No Liability of Lender. Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan proceeds pursuant to this Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the performance or default of Borrower, the Inspecting Engineers, the Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.
     4.13 No Conditional Sale Contracts. Etc. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements.
     4.14 Defense of Action. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys’ fees and expenses incurred hi connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand.
     4.15 Assignment of Construction Contract. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower’s rights and interest, but not its obligations, in, under, and to the construction contract with the general contractor upon the following terms and conditions:

(a)	Borrower represents and warrants that the copy of such construction contract it has furnished to Lender is a true and complete copy thereof and that Borrower’s interest therein is not subject to any claim, setoff, or encumbrance.

(b)	Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under the construction contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the construction contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability, or expense (including, but not limited to, reasonable attorneys’ fees) resulting from any failure of Borrower to so perform.

(c)	Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the construction contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless against and from any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) incurred in connection with any such action.

(d)	Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s attorney-in-fact, in Borrower’s name or in Lender’s name, to enforce all rights of Borrower under the construction contract during the continuance of an Event of Default. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable.

(e)	Prior to an Event of Default, Borrower shall have the right to exercise its rights as owner under the construction contract, provided that Borrower shall not cancel or amend the construction contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

(f)	This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property, and any legal entity formed by or on behalf of Lender winch assumes Lender’s rights and obligations under this Agreement.
     4.16 Assignment of Plans. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower’s right, title, and interest in and to die Plans and hereby represents and warrants to and agrees with Lender as follows:
(a)	Borrower has delivered to Lender a complete and accurate description of the Plans.

(b)	The Plans are complete and adequate for the construction of the improvements and there have been no modifications thereof except as described in such description.

(c)	Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

(d)	Lender’s acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or constitute a waiver of Lender’s right thereafter to insist that the Improvements be constructed in accordance with the Plans.

(e)	This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property, and any legal entity formed by or on behalf of Lender which assumes Lender’s rights and obligations under this Agreement.
     4.17 Payment of Claims. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any liens, charges, or claims other than the lien of the Deed of Trust and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Agreement, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessment levied by any Governmental Authority, and (c) may contest the enforcement of or compliance with any Governmental Requirements, and such contest on the part of Borrower shall not be an Event of Default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Lender and Title Company an indemnity bond with corporate surety satisfactory to Lender and Title Company or other security acceptable to them in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, interest, penalties, and attorney’s fees, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, penalties and attorney’s fees thereon, before such judgment becomes a lien on the Property.
     4.18 Inspections. If required by Lender, Inspecting Engineers shall make periodic inspections of the Property during the course of construction in order to certify to Lender that at the time an Application for Advance is made: (a) the amount requested is in proportion to the Work completed; (b) that all Work has been performed in a workmanlike manner; (c) the Work performed is substantially in accordance with the Plans; and (d) there are sufficient funds remaining to complete the Improvements. The Inspecting Engineers must be satisfied that the Improvements are in compliance with reasonable fire, safety and health standards, in . addition to standards imposed by law or regulation. All defects in the Improvements disclosed by an engineering report, and violations of zoning, building, environmental, health, safety or other governmental or regulatory rules, laws, codes or regulations are to be corrected if in Lender’s reasonable judgment such defects or violations affect marketability or usage of the Property or the value of the Property for loan purposes.

     4.19 Indemnity. BORROWER SHALL INDEMNIFY AND DEFEND LENDER AGAINST, AND SHALL HOLD LENDER HARMLESS FROM ANY AND ALL LOSSES, DAMAGES (WHETHER GENERAL, PUNITIVE OR OTHERWISE), LIABILITIES, CLAIMS, CAUSES OF ACTION (WHETHER LEGAL, EQUITABLE OR ADMINISTRATIVE), JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING ATTORNEYS’ FEES) WHICH LENDER MAY SUFFER OR INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) LENDER’S PERFORMANCE UNDER THIS AGREEMENT OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION LENDER’S EXERCISE OR FAILURE TO EXERCISE ANY RIGHTS, REMEDIES OR POWERS IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (B) BORROWER’S FAILURE TO PERFORM ANY OF BORROWER’S OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, ANY FAILURE OF ANY REPRESENTATION OR WARRANTY OF BORROWER TO BE TRUE AND CORRECT AND ANY FAILURE BY BORROWER TO SATISFY ANY CONDITION; (C) ANY CLAIM OR CAUSE OF ACTION OF ANY KIND BY ANY PERSON OR ENTITY TO THE EFFECT THAT LENDER IS IN ANY WAY RESPONSIBLE OR LIABLE FOR ANY ACT OR OMISSION BY BORROWER, WHETHER ON ACCOUNT OF ANY THEORY OF DERIVATIVE LIABILITY OR OTHERWISE; (D) ANY ACT OR OMISSION BY BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY, EXCEPT LENDER, WITH RESPECT TO ANY OF THE PROPERTY; (E) THE CONSTRUCTION OR OTHER WORK CONTEMPLATED HEREIN; (F) THE OPERATION OR MAINTENANCE OF THE PROPERTY; AND (G) ANY OTHER ACTION OR INACTION BY, OR MATTER WHICH IS THE RESPONSIBILITY OF BORROWER, EXCEPT FOR ANY SUCH CLAIM, INJURY, DAMAGE, LOSS OR LIABILITY CAUSED SOLELY BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF LENDER OR ITS AGENTS OR EMPLOYEES. LENDERS’ RIGHT OF INDEMNITY SHALL NOT BE DIRECTLY OR INDIRECTLY LIMITED, PREJUDICED, IMPAIRED OR ELIMINATED IN ANY WAY BY ANY FINDING OR ALLEGATION THAT LENDER’S CONDUCT IS ACTIVE, PASSIVE OR SUBJECT TO ANY THEORY OF ANY KIND, CHARACTER OR NATURE FOR ANY ACT OR OMISSION BY BORROWER OR ANY OTHER PERSON OR ENTITY EXCEPT LENDER. NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE OBLIGATED TO INDEMNIFY LENDER WITH RESPECT TO ANY INTENTIONAL TORT OR ACT OF GROSS NEGLIGENCE WHICH LENDER IS PERSONALLY DETERMINED BY THE JUDGMENT OF A COURT OF COMPETENT JURISDICTION (SUSTAINED ON APPEAL, IF ANY) TO HAVE COMMITTED. BORROWER SHALL PAY ANY INDEBTEDNESS ARISING UNDER SAID INDEMNITY TO LENDER PROMPTLY UPON DEMAND BY LENDER. THIS INDEMNITY SHALL SURVIVE THE PAYMENT OF ALL AMOUNTS PAYABLE PURSUANT TO THE LOAN DOCUMENTS. PAYMENT BY LENDER SHALL NOT BE A CONDITION PRECEDENT TO THE OBLIGATIONS OF BORROWER UNDER THIS INDEMNITY.
     4.20 Lender’s Action for its Own Protection Only. The authority herein conferred upon Lender, and any action taken by Lender, to inspect the Property, to procure waivers or sworn statements, to approve contracts, subcontracts and purchase orders, and to approve Plans, will be exercised and taken by Lender for Lender’s protection only and may not be relied upon by Borrower for any purposes whatever; and Lender shall not be deemed to have assumed any responsibility to Borrower with respect to any such action herein authorized or taken by Lender or with respect to the proper construction of the Improvements on the Property, performance of contracts, subcontracts or purchase orders by any contractor, subcontractor or material supplier, or prevention of mechanics’ liens from being claimed or asserted against any of the Property. Any review, investigation or inspection conducted by Lender, or any architectural or engineering consultants retained by Lender to verify independently Borrower’s satisfaction of any conditions precedent to Advance under this Agreement, Borrower’s performance of any of the covenants, agreements and obligations of Borrower under this Agreement, or the validity of any representations and warranties made by Borrower hereunder (regardless of whether the party conducting such review, investigation or inspection shall have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true), shall not affect (or constitute a waiver by Lender of) (a) any of Borrower’s representations and warranties under this Agreement or Lender’s reliance thereon or (b) Lender’s reliance upon any certifications of Borrower or the Contractor required under this Agreement or any other facts, information or reports furnished to Lender by Borrower hereunder.
ARTICLE V: RIGHTS AND REMEDIES OF LENDER
     5.01 Rights of Lender. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Master Plan and -Governmental Requirements, and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are necessary, including any proceeds of the Loan and of the Borrower Deposit, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Master Plan, and the Governmental Requirements, (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Borrower with respect to the Property, (d) do every act with respect to the construction of the Improvements which Borrower may do, and (e) prosecute or defend any action or proceeding incident to the Property. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.
     5.02 Cessation of Advances. Upon the occurrence and during the continuance of an Event of Default, or any event or condition which, with the giving of notice and/or passing of time, would constitute an Event of Default, the obligation of Lender to disburse the Loan proceeds and proceeds of the Borrower Deposit and all other obligations of Lender hereunder shall, at Lender’s option, immediately terminate.
     5.03 Funds of Lender. Any funds of Lender used for any purpose referred to in this Article V, shall constitute Advances secured by the Loan Documents and shall bear interest at the rate specified in the Note to be applicable after default thereunder.
     5.04 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and, no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.
ARTICLE VI: GENERAL TERMS AND CONDITIONS

     6.01 Notices. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be given in accordance with the requirements for notices under the Deed of Trust.
     6.02 Entire Agreement and Modifications. THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS ARISING IN CONNECTION WITH THE LOAN AND SUPERSEDE ALL PRIOR WRITTEN OR ORAL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE UNDERSIGNED IN CONNECTION THEREWITH. NO PROVISION OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE MODIFIED, WAIVED, OR TERMINATED EXCEPT BY INSTRUMENT IN WRITING EXECUTED BY THE PARTY AGAINST WHOM A MODIFICATION, WAIVER, OR TERMINATION IS SOUGHT TO BE ENFORCED.
     6.03 Severability. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
     6.04 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, any guarantor of the Loan, or any property covered under the Loan Documents, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.
     6.05 Form and Substance. All documents, certificates, insurance policies, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.
     6.06 No Third Party Beneficiary. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.
     6.07 Borrower In Control. In no event shall Lender’s rights and interests under the Loan Documents be construed to give Lender the right to control, or be deemed to indicate that Lender is in control of, the business, management or properties of Borrower or the daily management functions and operating decisions made by Borrower.
     6.08 Number and Gender. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower, and of each party of Borrower if more than one.
     6.09 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
     6.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State where the Property is located without reference to conflict of laws rules.

     6.11 Multiple Counterparts. This Agreement may be executed in multiple counterparts, and each counterpart hereof executed by any party shall be deemed an original and shall as to such party constitute one and the same instrument with all other counterparts hereof executed, regardless of whether the same or any other counterpart hereof is executed by any other party or by a person intended to be or who becomes a party hereunder.
     EXECUTED AND DELIVERED on the date first recited.

BORROWER: CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership
By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

By:	HSRE-Campus Crest I, LLC, a Delaware limited
liability company, its sole member

By:	Campus Crest Ventures III, LLC, a Delaware limited
liability company, a member

By:	Campus Crest Properties, LLC, a North
Carolina limited liability company, its Manager

By:	/s/ Michael S. Hartnett
Michael S. Hartnett, Manager

LENDER: AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company
By:	/s/ Don Hickey
Don Hickey, Senior Vice President —
Commercial Real Estate Lending

EXHIBIT A
LEGAL DESCRIPTION
     All that certain tract or parcel of land lying and situated in Walker County, Texas, within the ELIHU DAVIDS SURVEY, ABSTRACT NO. 157, being all of that certain 19.32 acre tract which was conveyed from Stephen H. Dawson to Gerald S. Calvert by deed dated August 26, 1998 and recorded in Volume 361, on Page 781 of the Official Records of Walker County, Texas, being out of and a part of Lot 1 and Lot 2 of Brookwood Villa, the official plat of which was found of record in Volume 3, on Page 48 of the Map and Plat Records of Walker County, Texas, to which reference is hereby made for any and all purposes, being described by metes and bounds as follows, to wit:
     BEGINNING at the Northeast corner of the above referred to 19.32 acre tract and of the above referred to Brookwood Villa, same being the Northwest corner of The Village at Sam Houston, the official plat of which was found of record in Volume 4, on Page 32 of the Map and Plat Records of Walker County, Texas, being an angle corner in the South boundary line of Fraternity Row Subdivision, the official plat of which was found of record in Volume 4, on Page 5 of the Map and Plat Records of Walker County, Texas, and further being the Northeast corner of the said Davids Survey, the Northwest corner of the T. Gibbs Survey, Abstract No. 220, and lying on the South boundary line of the P. Gray Survey, Abstract No. 24, a concrete monument found (broken) for corner from which a fence corner bears N 25°48’ E 0.30 feet, a fence end bears S 02° 17’ E 11.88 feet, a 29” Pine bears S 11°46’ W 21.83 feet, and a 17” Pine bears N 20° 10’ W 62.51 feet;
     THENCE S 03° 13’ 48” E with the East boundary line of the above referred to 19.32 acre tract and Brookwood Villa, along the West boundary line of The Village at Sam Houston, and with the apparent common boundary between the Davids and Gibbs Surveys, at 169.71 feet a 1/2” iron rod was found 0.23 feet (perpendicular) to the right, at 239.67 feet a 1/2” iron rod was found 0.26 feet (perpendicular) to the right, at 289.86 feet a 1/2” iron rod was found 0.31 feet (perpendicular) to the right, at 339.69 feet a 1/2” iron rod was found 0.48 feet (perpendicular) to the right, at 409.79 feet a 1/2” iron rod was found 0.56 feet (perpendicular) to the right, at 520.88 feet a 1/2” iron rod was found 0.54 feet (perpendicular) to the right, at 579.69 feet a 1/2” iron rod was found 0.45 feet (perpendicular) to the right, and in all 661.28 feet to the Southeast corner of said 19.32 acre tract, being also the Northeast corner of that certain 0.232 acre tract which was conveyed from Sherri F. Dixon to Laura K. Burleson by deed dated May 28, 1998 and recorded in Volume 352, on Page 189 of the Official Records of Walker County, Texas, same being the Northeast corner of the South Park Addition, the official plat of which was found of record in Volume 195, on Page 669 of the Deed Records of Walker County, Texas, a 1/2” iron rod found for corner from which a fence corner bears N 46° 44’ E 0.78 feet and a 1/2” iron rod found bears S 87° 43’ 47” W 82.04 feet;
     THENCE S 87° 20’ 09” W with the South boundary line of the above referred to 19.32 acre tract and Brookwood Villa, with the North boundary line of said South Park Addition, in part with the North boundary line of said 0.232 acre tract, in part with the North boundary line of that certain lot which was conveyed, without acreage recitation, from Patty A. Bilhartz, et al, to Michael Wayne Stewart, et ux, by deed dated August 25, 1997 and recorded in Volume 325, on Page 596 of the Official Records of Walker County, Texas, in part with the North boundary line of that certain lot which was conveyed, without acreage recitation, to Gregory Balke, et ux, by deed found of record in Volume 341, on Page 553 of the Deed Records of Walker County, Texas, in part with the North boundary line of that certain 0.245 acre tract which was conveyed from Sharon Rene Hayden Carpenter, et al, to Wesley Franks, et ux, by deed dated February 25, 2003 and recorded in Volume 552, on Page 203 of the Official Records of Walker County, Texas, in part with the North boundary line of that certain tract which was conveyed, without acreage recitation from Wm. Louis White to WLW Trust by deed dated January 1, 1997 and recorded in Volume 306, on Page 343 of the Official Records of Walker County, Texas, in part with the North boundary line of that certain tract which was conveyed, without acreage recitation, from G. A. White to William Roger Allen, et ux, by deed dated February 6, 1982 and recorded in Volume 390, on Page 664 of the Deed Records of Walker County, Texas, in part with the North boundary line of that certain tract which was conveyed without acreage recitation from Candelario Diaz, et ux, to Jose Angel Salazar by deed dated April 20, 2005 and recorded in Volume 686, on Page 494 of the Official Records of Walker County, Texas, in part with the North boundary line of that certain tract which was conveyed without acreage recitation from Michael Whitley, et ux, to Narcelle Burns by deed dated November 17, 2006 and recorded in Volume 782; on Page 1 of the Official Records of Walker County, Texas, in part with the North boundary line of that certain tract which was conveyed without acreage recitation from David R. Gilbertson, et al, to Danny R. Pruett, et al, by deed dated October 13, 2006 and recorded in Volume 776, on Page 773 of the Official Records of Walker County, Texas, and in part with the North boundary line of Lots 2-A (0.237 acres) and 3-A (0.237 acres) both of which are depicted in

Affidavit of Minor Plat by Stanley D. Watson, et ux, dated October 4, 2002 and recorded in Volume 532, on Page 144 of the Official Records of Walker County, Texas, and in part with the North boundary line of that certain tract which was conveyed from Jesse Castellano, Jr., et ux, to Jeffrey Durham, et ux, by deed dated May 31, 2007 and recorded in Volume 809, on Page 428 of the Official Records of Walker County, Texas, at 314.87 feet a 1/2” iron rod was found 0.22 feet (perpendicular) to the left, at 399.63 feet a 1/2” iron pipe was found -0.35 feet (perpendicular) to the left, at 459.57 feet a 1/2” iron pipe was found 0.49 feet (perpendicular) to the left, at 544.70 feet a 1/2” iron rod was found 0.37 feet (perpendicular) to the left, at 630.11 feet a 1/2” iron rod was found 0.50 feet (perpendicular) to the left, at 709.70 feet a 1/2” iron rod was found 0.03 feet (perpendicular) to the left, at 792.23 feet a 1/2” iron rod was found 0.06 feet (perpendicular) to the left, at 874.76 feet a 1/2” iron rod was found 0.19 feet (perpendicular) to the left, at 959.42 feet a 1/2” iron pipe was found 0.24 feet (perpendicular) to the left, at 1019.60 feet a 1/2” iron rod was found 0.50 feet (perpendicular) to the left, and in all 1137.75 feet to the Southwest corner of said 19.32 acre tract, being also the Northwest corner of said South Park Addition, a 1/2” iron rod found for corner in the East boundary line of that certain 1.00 acre tract which was conveyed from Catherine Craig to D. W. Smith, et ux, by deed dated August 22, 1996 and recorded in Volume 293, on Page 265 of the Official Records of Walker County, Texas, from which a fence corner bears N 10 34’ W 0.66 feet;
     THENCE N 02° 37’ 24” W with West boundary line of the above referred to 19.32 acre tract and of Brookwood Villa, in part with the East boundary line of said Smith 1.00 acre tract, in part with the East boundary line of that certain 1 acre tract which was conveyed from Norman Glen Molitor, et ux, to Terry Williams, et ux, by deed dated June 18, 1981 and recorded in Volume 380, on Page 102 of the Deed Records of Walker County, Texas, in part with the East boundary line of that certain 1 acre tract which was conveyed from Viola Goines to Larry Wayne Goines, et ux, by deed dated January 26, 1994 and recorded in Volume 213, on Page 855 of the Official Records of Walker County, Texas, in part with the East boundary line of that certain tract which was conveyed, without acreage recitation, from Joe.H. Rash, et ux, to Viola Goines, et al, by deed dated February 15, 1995 and recorded in Volume 244, on Page 538 of the Official Records of Walker County, Texas, and in part with the East boundary line of that certain tract which was conveyed, without acreage recitation, from Joe.H. Rash, et ux, to Viola Goines, et al, by deed dated February 8, 1995 and recorded in Volume 244, on Page 535 of the Official Records of Walker County, Texas, at 161.22 feet a point lies 2.35 feet (perpendicular) to the left from which a 22” Sweetgum bears N 55° 04’ W 12.19 feet, and continuing in all 425.16 feet to an ell, or re-entrant corner of said 19.32 acre tract, same being the Northeast corner of the above mentioned Goines (244/535) tract, a 1/2” iron rod found for corner from which a fence corner bears S 43° 21’ W 0.41 feet and a 24” Pine bears S 48° 00’ E 1.93 feet;
     THENCE S 87 42’ 20” W with Goines North boundary line, common to one South boundary line of the above referred to 19.32 acre tract and of Brookwood Villa, 327.47 feet to a Southwest corner of said 19.32 acre tract and the Southeast corner of that certain tract which was conveyed, without acreage recitation, from Nathan Allen Dickerson to Larry W. Goines by deed dated March 16, 2005 and recorded in Volume 692, on Page 313 of the Official Records of Walker County, Texas, a 1/2” iron rod found for corner from which a fence corner bears N 26° 49’ E 0.36 feet and a 26” Pine bears N 29° 52’ E 4.65 feet;
     THENCE N 01° 17’ 50” W with one West boundary line of the above referred to 19.32 acre tract and of Brookwood Villa, common with Goines (692/313) East boundary line, 92.53 feet to a 5/8” iron rod found for Goines Northeast corner, at fence corner;
     THENCE S 86° 51’ 24” W with Goines North boundary line, common to one South boundary line of the above referred to 19.32 acre tract, 149.55 feet to the West-Southwest corner of said 19.32 acre tract and of Brookwood Villa, being also the Northwest corner of last named Goines tract, a 1/2” iron rod found for corner on the East right of way line of Sycamore Street, from which a fence corner bears S 03° 55’ W 0.46 feet, a utility pole bears N 06° 51’ E 4.13 feet, City of Huntsville Survey Control Point No. 6325 bears S 01° 24’ 26” W 595.62 feet, and City of Huntsville Survey Control Point No. 6316 bears S 03° 12’ 58” E 1430.73 feet;
     THENCE N 02° 52’ 14” W with the West boundary line of the above referred to 19.32 acre tract and of Brookwood Villa, same being the East right of way line of Sycamore Street, 106.93 feet to a 1/2” iron pipe set for corner in the West boundary line of Lot 1 of Brookwood Villa, from which a 5/8” iron rod found bears S 02° 32’ 47” E 20.97 feet, a utility pole bears N 43° 54’ E 2.66 feet, and a 1/2” iron rod found bears N 02° 52’ 14” W 565.05 feet;

     THENCE N 87° 19’ 31” E severing Lot 1 of Brookwood Villa, 220.40 feet to a 1/2” iron pipe set for corner in the East boundary line thereof, common with the West boundary line of Lot 1 of same, from which a 60d nail found bears S 02° 49’ 21” E 19.28 feet;
     THENCE N 02° 49’ 21” W with last named boundary, 42.86 feet to a 1/2” iron pipe set for North-Northwest corner of the above referred to 19.32 acre tract, in the apparent boundary common to the said Davids and Gray Surveys, from which a fence corner bears S 34° 36’ W 0.66 feet, a 5/8” iron rod found bears S 76° 26’ 16” W 2.96 feet, a utility pole bears S 80° 58’ W 9.87 feet, and a 5/8” iron rod found bears N 03° 01” 56” W 523.90 feet;
     THENCE N 87° 37’ 47” E with the North boundary line of the above referred to 19.32 acre tract and of Brookwood Villa, common with the South boundary line of that certain 20 acre tract which was conveyed from Geo. W. Grant to State of Texas by deed dated July 8, 1885 and recorded in Volume Z, on Page 550 of the Deed Records of Walker County, Texas, same being the apparent boundary common to the said Davids and Gray Surveys, and in part along the South boundary line of said Fraternity Row Subdivision, at 838.49 feet a fence comer lies 7.65 feet (perpendicular) to the right, at 838.62 feet a fence corner lies 2.74 feet (perpendicular) to the right, at 840.28 feet a 1/2” iron rod was found 1.24 feet (perpendicular) to the right, at 1008.63 feet a 1/2” iron rod was found 0.83 feet (perpendicular) to the right, and in all 1385.84 feet to the place of beginning containing 19.397 acres of land, more or less.
Basis of Bearings:          The Texas State Plane Coordinate System, Central Zone.

Exhibit “B-1”
Draw Request

Loan Amount:

Loan Number:

Borrower:

Project Name:

General Contractor:

Draw Request Number:

Draw Request Date:

Draw Period Ending:

Dear Lender:
Pursuant to the terms of the loan agreement (the “Loan Agreement”) for the above referenced Loan, Borrower requests an advance as follows:

	Current	Previously		Remaining
	Approved	Approved	Amount of this	Budget After
	Budget	Advances	Request	Request

Sources of Funds:
Loan Proceeds:
Construction Loan Proceeds	$—	$—	$—	$—

Total Loan Proceeds	$—	$—	$—	$—

Equity Proceeds:
Borrower’s Equity	$—	$—	$—	$—

Total Equity Proceeds	$—	$—	$—	$—

Total Sources of Funds:	$—	$—	$—	$—

Uses of Funds:
Land:
Land Cost	$—	$—	$—	$—

Total Land	$—	$—	$—	$—

Construction Allocation (See Note):
Construction Contracts	$—	$—	$—	$—

Total Construction Allocation	$—	$—	$—	$—

Non Construction Allocation:
Architect/ Engineer	$—	$—	$—	$—
Property Taxes	$—	$—	$—	$—
Insurance	$—	$—	$—	$—
Title Policy & Closing Costs	$—	$—	$—	$—
Lender Fees	$—	$—	$—	$—
Interest Reserve	$—	$—	$—	$—

Total Non Construction Allocation	$—	$—	$—	$—

Total Uses of Funds:	$—	$—	$—	$—

*          Note: Each AIA Form G702, or other form approved by Lender, should be totaled on a separate line and attached)

Exhibit “B-2”
Draw Certification
     The undersigned certifies that he/she is authorized to execute this Draw Request and Draw Certification on behalf of the Borrower. For purposes of this certification, (a) the term “Plans and Specifications” shall mean the plans, specifications or other documents which define the scope of work to construct or renovate improvements on the subject property, and (b) the term “Work” shall mean improvements to be performed on the subject property in compliance with the Plans and Specifications. The Borrower certifies, represents and warrants as follows:
     1. A review of the activities of the Borrower has been made under my supervision with a view to determining whether the Borrower has fulfilled all of its obligations under the Loan Agreement, and other documents executed in connection therewith (“Other Loan Documents”). The Borrower has performed and complied with all agreements, terms and conditions contained in the Loan Agreement and the Other Loan Documents required to be performed or complied with prior to or at the time of delivery hereof.
     2. The representations and warranties of the Borrower contained in the Loan Agreement and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement were true and correct in all material respects when made, are hereby repeated as of the time of delivery hereof, and are true and correct in all material respects as of the time of delivery of this Draw Request and Draw Certification. In the event any such representations have changed, the manner in which such representations have changed is set forth herein or in an attachment hereto.
     3. Since the date of execution of the Loan Agreement, no material change has occurred, either in any instance or in the aggregate in the condition, financial or otherwise, of the Borrower, or its properties, which would have a material adverse effect on the Borrower. Furthermore, the Borrower has not incurred any material liabilities since the date of execution of the Loan Agreement, except as disclosed in writing to Lender or as reflected in Borrower’s financial statements which have been previously delivered to Lender, but in any event, Borrower is in full compliance with the covenants contained in the Loan Agreement and the Other Loan Documents.
     4. There exists, and, after giving effect to the Advance or Advances with respect to which this Draw Request and Draw Certificate is being delivered, will exist, no Event of Default under the Loan Agreement or Other Loan Documents, or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an Event of Default under any of the foregoing.
     5. To the best of the Borrower’s knowledge, there are no mechanic’s liens, liens affidavits or encumbrances against the subject property or improvements thereon, and Borrower has not received any notice or communication that any subcontractor, materialman or laborer has not been paid current for all labor or materials performed or furnished in connection with any work performed on the subject property.
     6. The sum necessary to complete all remaining Work in accordance with the Plans and Specifications is $                                         .
     7. There have been no material changes in said Plans and Specifications; except as otherwise disclosed on an attachment hereto or as previously approved by Lender.
     8.                     % of the total Work has been completed.
     9. There have been no material changes in the “Approved Budget”; except as previously approved by Lender and the remaining proceeds of the Approved Budget are sufficient to finally and fully complete and pay for all Work.
     10. If requested by Lender, attached are “Bills Paid Affidavits” and/or true and correct copies of the invoices for the cost of labor and materials for which this Draw Request is being submitted.
     11. The Borrower certifies to Lender that all information contained on any attached Application and Certificate For Payment (AIA Form G702) or other form approved by Lender (“Application for Payment”) is true and correct and the Application for Payment contains a clear disclosure of the funds disbursed by Lender since the previous Draw Request submitted to Lender.
     12. All sums previously advanced by Lender and advanced pursuant hereto have been and will be used by Borrower solely for the purpose of paying the obligations owing by Borrower as set forth in this Draw Request for Borrower profit and overhead, and for no other purpose.
     13. Borrower has paid, or will pay contemporaneously with the advance made by Lender pursuant to this Draw Request, for all labor or materials furnished in connection with the Work.
     14. All Work performed to the date of this Draw Request has been performed in a good and workmanlike manner in substantial conformance with the Plans and Specifications.
     15. All Work has been performed in strict compliance with all applicable ordinances, statutes, regulations and subdivision requirements or restrictions that affect the subject property.
     NOTICE TO BORROWER: YOU SHOULD NOT EXECUTE THIS DOCUMENT UNLESS READ, UNDERSTAND AND AGREE TO THE ABOVE CERTIFICATIONS REGARDING YOUR SATISFACTION WITH AND UNDERSTANDING OF THE INFORMATION SET FORTH IN THE DRAW REQUEST. DOCUMENTATION SUPPORTING THE LENDER’S DISBURSEMENT OF FUNDS PURSUANT TO THE AGREEMENT FOR THE PERIOD SINCE THE LAST DRAW REQUEST IS AVAILABLE AT THE LENDER’S OFFICES FOR YOUR REVIEW, IF YOU SO DESIRE, PRIOR TO YOUR EXECUTING THIS DOCUMENT. LENDER IS NOT RESPONSIBLE FOR THE ACCURACY OF THE INFORMATION CONTAINED IN THIS DRAW REQUEST.

CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership
By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company, its sole member

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:
Michael S. Hartnett, Manager

• AiA Document G702/CMa™-1992 Application and Certificate for Payment Construction Manager-Adviser Edition___
TO OWNER: ; [r] PROJECT: ‘ “ ‘ “ APPLICATION NO: , ¦” . ” Pistributiontc , ‘ ‘•• PERIOD TO; OWNER P •"•• *’ CONSTRUCTION MANAGER VIA CONSTRUCTION CONTRACTOR: ./ ARCHITECT P FROM .v ‘: MANAGER: CONTRACT DATE: CONTRACTOR _ CONTRACTOR^ ‘ VIA ARCHITECT: PROd-CTNOS: / ! FIELD _ ‘ :.. “¦’ OTHER L rnNTRArTHR[1]^ APPi IPATION FOR PAYMFNT -_Thc undersigned ContractarcertiF^ IAIN i nH\s I UK ___AKHJUAIIUIN run ra I IVICIN I CObclicf the Work covered by this Application for Payment has been completed in accordance with ll Application is made for payment, as shown beiow, in’connection, urith Hie Contract SD Contract Documents, that aU amounts havtj been paid by the Contractor for Work for which previot Coulimintion Sheet, MA Document G703, is attached. ^ CeniJjcnics for Payment were issued and payments received from the Owner, and that currc: 1. ORIGINAL CONTRACT SUM.....S 13 W™"[1] sllown herdn *» now dut” 2. Net change by Change Orders...___S_CD CONTRACTOR: 3. CONTRACT SUNUO DATE (Line 1 ± 2)...-,W,,...,...•¥_Q^y: ___ ,11 4. TOTAL COMPLETED & STORED TO DATE fCqliiiiiii 0 on G703) ..’... $,_p Slate of: t ./; ’ ‘"' i* S.flETAWAGE: ; i’; -5. £2 County ofc ¦ , j’”.”[1], '' ’ S a. _% of Completed Work ¦’ ^ Subscribed and swam to before .. — CCohuiwD+EohC_g>*j’ [s]___2 wclhis [d]°yoF ,i .%.>‘” C b._ft,of Stored fvla&irii -j Notary PubHc '''' V (Column.F=piV.6’703)B,: S___My Commission expires::___J_ Total Kkti\n°i(Lines 5a + 5b or Total i” Column 1 of G7031S_q CERTIF1CAT£;P0R payment In accordance with’Ihc Contract Documents, based on on-site observations and the data cotupmii TO-., CAOUFn i pt?<5 RFTaihfirF S —h this appl’rcsiion, die Construction Muriager and Architect certify to the Owner tliaUo tlie best of tlx b. IU i al fcAHNtu Ltas H- I Aiiwtac ..... O knowledge, information and belief the Work lias progressed us indicated, the quality of ll.e Wbi* is (Line 4.Lcss Line 5 Total) . —\ accorcinnce with the ContaiciDocuincnte, and Hie Contractor is entitled to payment of the. AMOTJ> 7. LESS PREVIOUS CERTIFICATES FOR PAYMENT..,...5-— CERT1HED. (Line C from prior Certificate) _ 8. CURRENT PAYMENT DUE .is $3 AMOUNT CERTIFIED...- S-___ CO (Attach explanation ifamount certified differs from ]he amowit applied, initial all figures on tins . 2. BALANCE TO FINISH, INCLUDING RETA1NAGE CO Application ad an the Caallmtation Steer that« c/wng*/ to conform wldi the amount certified.) <Uh3 less Line6) $___CONSTRUCTIONfflANAGEB: ^ -: ___/( :,\___By: _, ,¦” V; Kate:___ CHANGE ORDER SUMMARY ; "\ * ‘ | ADDITIONS |"^EDUCTIQNSJ ARCHITECT: ‘ totai changes approved in previous iritfnihs by Owner — s ‘ ^ \ :’ ,v‘ Total approved this Month ~ s $ This Ccnirvcate is not negotiuble;.,,Tl.ie AMOUNT CERTIFIED is payable only to the Contract —+-TOTALS 1-?- named herein. Issuance,, payment atid acceptance of pnymcjit are without prejudice to any rights ___ ‘_—.—L*- ihc Owner or Contractor, under this Comract NET CHANGES by Change Order ___|S___I ‘f: S ‘ AlA OBcumunt GTOS/CTMj™ ___)992. CopyrlglH <S 1993 by The Amsrisan Institute ol Architects. All rights reservei!. WARNING: This AIA* Document is protoclod by U.S. Cqpyrigfu Law and Intematlonaf Treaties. UnDUOi.orfced reproduclion or distribuHon o! this AlA* document, or any portion of It, may result In severo civil and criminal penalllris, snd win be prosncjted tolho maximum extent —... ,;.,, ,..,, t5,,,,!,,rB,t ,,» nofmii:tvl lomnmduc* len flOlcouies ot tWs iJccumcntvvhencompteied. Tc ropon copyiicthl iHolsiioiis a( AlA. Contract Documents, s-msit Tfie American tnsiilulaol

Document G702/CMaTM — 1992 Instructions
Application and Certificate for Payment Construction Manager-Adviser Edition
A. General Information
AIA Document G702/CMa, Application and Certificate for Payment, Construction Manager-Adviser Edition, is to be used in conjunction with AIA Document G703, Continuation Sheet. These documents are designed to be used on a Project where a Construction Manager is employed as an adviser to the Owner, but not as a constructor, and where multiple Contractors have direct Agreements with the Owner. Procedures for their use are covered in AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, 1992 Edition.
B. Reproductions
This document is a copyrighted work and may not be reproduced or excerpted from without the express written permission of the AIA. There is no implied permission to reproduce this document, not does membership in The American Institute of Architects confer any further rights to reproduce this document.
The AIA hereby grants the purchaser a limited license to reproduce a maximum of ten copies of a completed G702/CMa, but only for use in connection with a particular project. The AIA will not permit reproduction outside of the limited license for reproduction granted above, except upon written request and receipt of written permission from the AIA.
Rights to reproduce the document may vary for users of AIA software. Licensed AIA software users should consult the End User License Agreement (EULA). To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects’ legal counsel, copyright@aia.org.
C. Completing the G702/CMa Form
After the Contractor has completed AIA Document G703, Continuation Sheet, summary Information should be transferred to AIA Document G702/CMa, Application and Certificate for Payment, Construction Manager-Adviser Edition.
The Contractor should sign G702/CMa, have it notarized and submit it, together with G703, to the Construction Manager and Architect.
The Construction Manager and Architect should review G702/CMa and G703 and, if they are acceptable, complete the Certificate for Payment on G702/CMa. The Construction Manager and Architect may certify a different amount than that applied for pursuant to Sections 9.5 and 9.6 of A201/CMa. They should then initial all figures on G702/CMa and G703 that have been changed to conform to the amount certified and attach an explanation. The completed G702/CMa and G703 should be forwarded to the Owner.
D. Completing the G703 Form
Heading: This information should be completed to be consistent with similar information on AIA Document G702/CMa, Application and Certificate for Payment, Construction Manager-Adviser Edition.
Columns A, B & C: These columns should be completed by identifying the various portions of the Project and their scheduled value consistent with the schedule of values submitted to the Architect at the commencement of the Project or as subsequently adjusted. The breakdown may be by sections of the Work or by Subcontractors and should remain consistent throughout the Project. Multiple pages should be used when required.
Column C should be subtotaled at the bottom when more than one page is used and totaled on the last page. Initially, this total should equal the original Contract Sum. The total of column C may be adjusted by Change Orders during the Project.
Column D: Enter in this column the amount of completed work covered by the previous application (columns D & E from the previous application). Values from column F (Materials Presently Stored) from the previous application should not be entered in this column.
Column E: Enter here the value of Work completed at the time of this application, including the value of materials incorporated into the project which were listed on the previous application under Materials Presently Stored (column F).
Column F: Enter here the value of Materials Presently Stored for which payment is sought. The total of the column must be recalculated at the end of each pay period. This value covers both materials newly stored for which payment is sought and materials previously stored which are not yet incorporated into the Project. Mere payment by the Owner for stored materials does not result in a deduction from this column. Only as materials are incorporated into the Project is their value deducted from this column and incorporated into column E (Work Completed – This Period).
Column G: Enter here the total of columns D, E and F. Calculate the percentage completed by dividing column G by column C.
Column H: Enter here the difference between column C (Scheduled Value) and column G (Total Completed and Stored to Date).
Column I: This column is normally used only for contracts where variable retainage is permitted on a line-item basis. It need not be completed on projects where a constant retainage is withheld from the overall contract amount.
Change Orders: Although Change Orders could be incorporated by changing the schedule of values each time a Change Order is added to the Project, this is not normally done. Usually, Change Orders are [ILLEGIBLE] separately, either on their own G703 from or at the end of the basis schedule. The amount of the original contract adjusted by Change Orders is to be entered in the appropriate location on the G702/CMa form.
Construction Change Directives: Amounts not in dispute that have been included in Construction Change Directives should be incorporated into one or more Change Orders. Amount remaining in dispute should be dealt with according to Section 7.3 in A201/CMa.
E. Making Payment
The Owner should make payment directly to the Contractor based on the amount Certified by the Construction Manager and Architect on AIA Document G702/CMa, Application and Certificate for Payment, Construction Manager-Adviser Edition. The completed from contains the name and address of the Contractor. Payment should not be made to any other party unless specifically indicated on G702/CMa.
AIA Document G702/CMaTM – 1992, Copyright © 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties and will be prosecuted to the maximum extent possible under the law. Purchasers are permitted to reproduce ten (10) copies of this document when completed.

  Document G703TM — 1992
Continuation Sheet

AIA Document G702, APPLICATION AND CERTIFICATION FOR PAYMENT,	APPLICATION NO:
containing Contractor’s signed certification is attached.	APPLICATION DATE:
In tabulations below, amounts are stated to the nearest dollar.	PERIOD TO:
Use Column I on Contracts where variable retainage for line items may apply.	ARCHITECT’S PROJECT NO:

A	B	C	D	E	F	G		H	I
WORK COMPLETED
			FROM PREVIOUS		MATERIALS	TOTAL COMPLETED AND
ITEM	DESCRIPTION	SCHEDULED	APPLICATION		PRESENTLY STORED	STORED TO DATE	%	BALANCE TO FINISH	RETAINAGE
NO.	OF WORK	VALUE	(D + E)	THIS PERIOD	(NOT IN D OR E)	(D+E+F)	(G ÷ C)	(C - G)	(IF VARIABLE RATE)
Sample
Document not
for Usage
CAUTION: You should sign an original AIA Contract Document, on which this text appears in RED. An original assures that changes will not be obscured.
AIA Document G703TM – 1992. Copyright(C) 1963, 1965, 1966, 1967, 1970, 1978, 1983 and 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA° Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA° Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extant possible under the law. Purchasers are permitted to reproduce ten (10) copies of this document when completed. To report copyright violations of AIA Contract Documents. e-mail The American Institute of Architects’ legal.

Document G703™— 1992
Continuation Sheet
GENERAL INFORMATION
Purpose and Related Documents. AIA Document G702, Application and Certificate for Payment, is to be used in conjunction with AIA Document G703, Continuation Sheet. These documents are designed for use on Projects where the Contractor has a direct Agreement with the Owner. Procedures for their use are covered in AIA Document A201, General Conditions of the Contract for Construction.
Use of Current Documents. Prior to using any AIA Contract Document, users should consult www.aia.org or a local AIA component to verify the most recent edition.
Reproductions. This document is a copyrighted work and may not be reproduced or excerpted from without the express written permission of the AIA; There is no implied permission to reproduce this document, nor does membership in The American Institute of Architects confer any further rights to reproduce this document. The AIA hereby grants the purchaser a limited license to reproduce a maximum of ten copies of a completed G703, but only for use in connection with a particular project. The AIA will not permit reproduction outside of the limited license for reproduction granted above, except upon written request and receipt of written permission from the AIA. Rights to reproduce The document may vary for users of AIA software. Licensed AIA software users should consult the End User License Agreement (EULA). To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects’ legal counsel, copyright@aia.org.
COMPLETING THE G703 FORM
Heading: This information should be completed in a manner consistent with similar information on AIA Document G702, Application and Certificate for Payment.
Columns A, B & C: These columns should be completed by identifying The various portions of the Project and their scheduled values consistent with the schedule of values submitted to the Architect at the commencement of the Project or as subsequently adjusted. The breakdown may be by sections of the Work or by Subcontractors and should remain consistent throughout the Project. Multiple pages should be used when required.
Column C should be subtotaled at the bottom when more than one page is used and totaled on the last page. Initially, this total should equal the original Contract Sum. The total of column C may be adjusted by Change Orders during the Project.
Column D: Enter in this column the amount of completed Work covered by the previous application (columns D & E from the previous application). Values from column F (Materials Presently Stored) from the previous application should not be entered in this column.
Column E: Enter here the value of Work completed at the time of this application, including the value of materials Incorporated in the project that were listed on the previous application under Materials Presently Stored (column F).
Column F: Enter here the value of Materials Presently Stored for which payment is sought. The total of the column must be recalculated at the end of each pay period. This value covers both materials newly stored far which payment is sought and materials previously stored which are not yet incorporated into the Project. Mere payment by the Owner for stored materials does not result in a deduction from this column. Only as materials are incorporated into the Project is their value deducted from this column and incorporated into column E (Work Completed—This Period.)
Column G: Enter here the total of columns D, E and F. Calculate the percentage completed by dividing column G by column C;
Column H: Enter here the difference between column C (Scheduled Value) and column G (Total Completed and Stored to Date).
Column I: This column is normally used only for contracts where variable retainage is permitted on a line-item basis. It need not be completed on projects where a constant retainage is withheld from the overall contract amount.
Change Orders: Although Change Orders could be incorporated by changing the schedule of values each time a Change Order is added to the Project, this is not normally done. Usually, Change Orders are listed separately, either on their own G703 form or at the end of the basic schedule. The amount of the original contract adjusted by Change Orders is to be entered in the appropriate location on the G702 form.
Construction Change Directives: Amounts not in dispute that have been included in Construction Change Directives should be Incorporated into one or more Change Orders. Amounts remaining in dispute should be dealt with according to Section 7.3 in A201.
The following is an example of a Continuation Sheet for work in progress. Please note that dollar amounts shown below are for illustrative purposes only, and are not intended to reflect actual consturction costs.

A	B	C	D	E	F	G		H	I
			WORK COMPLETED		MATERIALS	TOTAL
					PRESENTLY	COMPLETED		BALANCE
			FROM PREVIOUS		STORED	AND STORED		TO	RETAINGE
ITEM		SCHEDULED	APLICATION		NOT IN	TO DATE	%	FINISH	(IF VARIABLE
NO.	DESCRIPTION OF WORK	VALUE	(D+E)	THIS PERIOD	D OR E	(D+E+F)	(G ÷ C)	(C - G)	RATE)

1	MOBILIZATION	5,000	5,000	0	0	5,000	100	0
2	STUMP REMOVAL	5,000	5,000	0	0	5,000	100	0
3	EARTH WORK	15,000	10,000	5,000	0	15,000	100	0
4	LOWER RETAINING WALL	10,000	0	5,000	0	5,000	50	5,000
5	CURBS & MISC CONC	5,000	0	0	0	0	0	5,000
6	PAVING, UPPER DRIVE	20,000	0	0	0	0	0	20,000
7	PAVING, LOWER DRIVE	20,000	0	0	0	0	0	20,000
8	PAVERS	20,000	0	0	10,000	10,000	50	10,000
9	BRICK WORK	5,000	0	0	0	0	0	5,000
10

11		105,000	20,000	10,000	10,000	40,000		65,000

AIA Document G703TM-1992. Copyright © 1963, 1965, 1966, 1967, 1970, 1978, 1983 and 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA ® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA ® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. Purchasers are permitted to reproduce ten (10) copies of this document when completed. To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects legal counsel, copyright@aia.org.

AIA® Document G702™ – 1992

Application and Certificate for Payment

TO OWNER: PROJECT: APPLICATION NO: Distribution to:

PERIOD TO: OWNER ☐

CONTRACT FOR: ARCHITECT ☐

FROM CONTRACTOR: VIA ARCHITECT: CONTRACT DATE: CONTRACTOR ☐

PROJECT NOS: / / FIELD ☐

OTHER ☐

Exhibit B-3

Sample Document not for Usage

CONTRACTOR'S APPLICATION FOR PAYMENT

1. ORIGINAL CONTRACT SUM .... $______
2. Net change by Change Orders .... $______
3. CONTRACT SUM TO DATE (Line 1 ± 2) .... $______
4. TOTAL COMPLETED & STORED TO DATE (Column G on G703) .... $______
5. RETAINAGE:
   a. _____ % of Completed Work (Column D + E on G703) $______
   b. _____ % of Stored Material (Column F on G703) $______

   Total Retainage (Lines 5a + 5b or Total in Column I of G703)........ $______
6. TOTAL EARNED LESS RETAINAGE .... $______
   (Line 4 Less Line 5 Total)
7. LESS PREVIOUS CERTIFICATES FOR PAYMENT .... $______
   (Line 6 from prior Certificate)
8. CURRENT PAYMENT DUE .... $______
9. BALANCE TO FINISH, INCLUDING RETAINAGE
   (Line 3 less Line 6) $______

CHANGE ORDER SUMMARY	ADDITIONS	DEDUCTIONS
Total changes approved in previous months by Owner	$	$
Total approved this Month	$	$
TOTALS	$	$
NET CHANGES by Change Order	$	

CONTRACTOR:

By: ______________________ Date: ______________

State of:

County of:

Subscribed and sworn to before me this day of

Notary Public:

My Commission expires:

ARCHITECT'S CERTIFICATE FOR PAYMENT

In accordance with the Contract Documents, based on on-site observations and the data comprising this application, the Architect certifies to the Owner that to the best of the Architect's knowledge, information and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED .... $______

(Attach explanation if amount certified differs from the amount applied. Initial all figures on this Application and on the Continuation Sheet that are changed to conform with the amount certified.)

ARCHITECT:

By: ______________________ Date: ______________

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

#AIA Document G702™ -1992 Application and Certificate for Payment___• _‘ TO OWNER; “ PROJECT: APPLICATION NO;; v” Sr* Distribution to: . ,.. ; \V? “ PERIOD TO; OWNER ? CONTRA’CTFOR: ARCHITECT ? FROM CONTRACTOR: VIA ARCHITECT: ^§j’f &CT DATE: CONTBACTOR ? ‘PROJECT NOS: y / f|ELD Q ___,_OTHER ? CONTRACTOR’S APPLICATION FOR PAYMENT ^J The undersigned Contractor certifies tfcnc 10 ilia best of ihe Contractor’s knowledge, information . ,. ,¦ j T 1. »». ¦ .- -.1 v . mid belief the’Work covered.by this Application for Payment has been completed in accordance Application is made for payment, as shown below, in connection with be Contract. ~3 ‘,. ,. ,, , ^ ¦ .,11 = 11 . < t ¦ 1 i. 1 o . . c m i .. ,,. .r, rf ™>>i • t ¦ 13 with the Contract DocumcAls, Uist all amounts Iwc been paid by the Contractor wr Work lor Continuation Sheet, AIA Document £3703. ts attached. ^ whkb ^vious Certificates, for Payment ward issued and payments received from the Owner, and 1. ORIGINAL CONTRACT SUM S— thai current-payment shown herein is nW due, 2. N»t change by Changs Orders...s contractor: 3. CONTRACT SUM TO DATE (Line 1 ±2)^s|v A..S By:_ ,.-"-yi:.> Dm*___ i total completed & STORED to OATe? (Calami; G on G703). S Q Smieof: fe.C .1” fTl 5, retain age: ‘S’’^’”. E County o£ ffVW^’ _^afComplele’tj^yorfc 3 Subscribed and sworn to bcfbjreV’ ‘ —• (Column D + liftn Q7d3) $___CD me this daypf..y%«L:. “*’” ^ b._tft of Stored Material 2- (Coiunu Pan 0703) S___-j Notary Public: C”, CO q My Commission expires: £0 TotalReuinage(Lines5a + 5borTotalinColumn 1 ofO703)... $;_r+ _ 6. total earned less retawages_o ARCHITECTS CERTIFICATE FOR PAYMENT (Line 4 Less Line 5 Tumi) ~* ‘” “ceo/dance with the Conlracr Documents, basad on on-site observations and die data comprising 7 LESS previous CERTIFICATES POR payment . 5 CT. ^ application, the Architect certifies 10 the Owner that 10 the best o!” the Architect’s knowledge, , . ___.- . -m inrbraialiou anti belief did Work has progressed as indie-died, the quality oC ttie Wovt is in (Line 6 from pnor Certificate) _^ accordance wirb the Contract Documents, and the Contractor is entitled to payment of the 8. current payment due..!.. |s TB amount certified. 9. BALANCE to finish, including retainage..s -:. .-. amount certified..’...$_ (Line 3 less Line S) ,<‘*r\ s_ (Attach explanation ijamount curlijie/ldiffersJromihc rinoimt applied. Initial aUfiptres on this _,,¦ ¦’ “ ___i Application and on Oil- CoiiiinuaiionSlmenhar’are t&iaiig&i 10 conform wirli the amount certified.) CHANGE order SUMMARY, ‘”;}..r___ADDITIONS DEDUCTION’S architect: .,,..s:,-’W:’’ Tolft) changes approved’in previous’inomhs by Owner ? _S_ 8y:-;Vt ~ i’~:> ___Date: Total approved ihij Month-___3 $ “‘ —,, _j TOTALS ~$5 This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor -[1]-:—l:—— named herein. Issuance’, payment and‘HCceptimce of payment sire without prejudice to any rights of KET CHANGES by Cliange Ordar___[5_) the Qwacr or Cornfeaior under tJiis Contract AlAOoeumentG703[1]>,-i99i!. Capyrighl © 1953,19S3.19B3, 1371,1378.1303 anil 19S2 by Tlie American ]nstilri|Q ol Arctiileels. All rights roserved. WARNING: This AIA* Deeumenl Is protected Uy U.S. Copyright I ™ ond International Treaties. UnauLhorizea” rBprodtrellen or distribution ol litis AtA[4] Oacumfint, or any portion of I?, may result In severe crvil and criminal pcnattles, and wilt b£ prosecuted to tho maxi’mum extent passible under lite law. Purchasers ara parmitted to reproduce ten (!0| copies ol Hits document whon completed. To report copyright violations of AIA Contracl Dccumanls, a-mailTha Amorlcan Instiiuleol Arctiftccts* legal counsel, copyriQht@ala.orn.

Document G703TM — 1992
Continuation Sheet

AIA Document G702, APPLICATION AND CERTIFICATION FOR PAYMENT,	APPLICATION NO:
containing Contractor’s signed certification is attached.	APPLICATION DATE:
In tabulations below, amounts are stated to the nearest dollar.	PERIOD TO:
Use column I on contracts where variable retainage for line items may apply.	ARCHITECT’S PROJECT NO:

A	B	C	D	E	F	G		H	I
			WORK COMPLETED			TOTAL
			FROM		MATERIALS	COMPLETED
			PREVIOUS		PRESENTLY	AND STORED		BALANCE	RETAINAGE
ITEM	DESCRIPTION	SCHEDULED	APPLICATION	THIS	STORED	TO DATE	%	TO FINISH	(IF VARIABLE
NO.	OF WORK	VALUE	(D + E)	PERIOD	(NOT IN D OR E)	(D+E+F)	(G ÷ C)	(C - G)	RATE)
Sample Document not for Usage
CAUTION: You should sign an original AIA Contract Document, on which this text appears in RED. An original assures that changes will not be obscured.
AIA Document G703TM — 1992. Copyright © 1963, 1965, 1966, 1967, 1970, 1978, 1983 and 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA° Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA° Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the low. Purchasers are permitted to reproduce ten (10) copies of this document when completed. To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects’ legal counsel, copyright@aia.org.

Document G703 TM — 1992
Continuation Sheet
GENERAL INFORMATION
Purpose and Related Documents, AIA Document G702, Application and Certificate for Payment, is to be used in conjunction with AIA Document G703, Continuation Sheet. These documents are designed for use on Projects where the Contractor has a direct Agreement with the Owner. Procedures for Their use are covered in AIA Document A201, General Conditions of the Contract for Construction.
Use of Current Documents. Prior to using any AIA Contract Document, users should consult www.aia.org or a local AIA component to verify the most recent edition.
Reproductions. This document is a copyrighted work and may not be reproduced or excerpted from without the express written permission of the AIA. There is no implied permission to reproduce this document, nor does membership in The American Institute of Architects confer any further rights to reproduce this document. The AIA hereby grants the purchaser a limited license to reproduce a maximum of ten copies of a completed G703, but only for use in connection with a particular project. The AIA will not permit reproduction outside of the limited license for reproduction granted above, except upon written request and receipt of written permission from the AIA. Rights to reproduce the document may vary for users of AIA software. Licensed AIA software users should consult the End User License Agreement (EULA). To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects’ legal counsel, copyright@aia.org.
COMPLETING THE G703 FORM
Heading: This information should be completed in a manner consistent with similar information on AIA Document G702, Application and Certificate for Payment.
Columns A, B & C: These columns should be completed by identifying the various portions of the Project and their scheduled values consistent with the schedule of values submitted to the Architect at the commencement of the Project or as subsequently adjusted. The breakdown may be by sections of the Work or by Subcontractors and should remain consistent throughout the Project. Multiple pages should be used when required.
Column C should be subtotaled at the bottom when more than one page is used and totaled on the last page. Initially, this total should equal the original Contract Sum. The total of column C may be adjusted by Change Orders during the Project.
Column D: Enter in this column the amount of completed Work covered by the previous application (columns D & E from (The previous application). Values from column F (Materials presently Stored) from the previous application should not be entered in this column.
Column E: Enter here the value of Work completed of the time of this application, including the value of materials incorporated in the project that were listed on the previous application under Materials Presently Stored (column F).
Column F: Enter here the value of Materials Presently Stored for which payment is sought. The total of the column must be recalculated at the end of each pay period. This value covers both materials newly stored for which payment is sought and materials previously stored which are not yet incorporated into the Project. Mere payment by the Owner for stored materials does not result in a deduction from this column. Only as materials are incorporated into the Project is their value deducted from this column and incorporated into column E (Work Completed—This Period.)
Column G: Enter here the total of columns D, E and F. Calculate the percentage completed by dividing column G by column C.
Column H: Enter here the difference between column C (Scheduled Value) and column G (Total Completed and Stored to Date).
Column I: This column is normally used only for contracts where variable retainage is permitted on a line-item basis. It need not be completed on projects where a constant retainage is withheld from the overall contract amount.
Change Orders: Although Change Orders could be Incorporated by changing the schedule of values each time a Change Order is added to the Project, this is not normally done. Usually, Change Orders are listed separately, either on their own G703 form or at the end of the basic schedule. The amount of the original contract adjusted by Change Orders is to be entered in the appropriate location on the G702 form.
Construction Change Directives: Amounts not in dispute that have been Included in Construction Change Directives should be incorporated into one or more Change Orders. Amounts remaining in dispute should be dealt with according to Section 7.3 in A201.
The following is an example of a Continuation Sheet for work in progress. Please note that dollar amounts shown below are for illustrative purposes only, and are not intended to relied actual construction costs.

A	B	C	D	E	F	G		H	I
			WORK COMPLETED		MATERIALS PRESENTLY	TOTAL COMPLETED AND
			FROM		STORED	STORED		BALANCE	RETAINAGE
		SCHEDULED	PREVIOUS		NOT IN	TO DATE	%	TO FINISH	(IF
ITEM NO.	DESCRIPTION OF WORK	VALUE	APPLICATION (D+E)	THIS PERIOD	D OR E	(D+E+F)	(G÷C)	(C-G)	VARIABLE RATE)

1	MOBILIZATION	5,000	5,000	0	0	5,000	100	0
2	STUMP REMOVAL	5,000	5,000	0	0	5,000	100	0
3	EARTH WORK	15,000	10,000	5,000	0	15,000	100	0
4	LOWER RETAINING WALL	10,000	0	5,000	0	5,000	50	5,000
5	CURBS & MISC. CONC	5,000	0	0	0	0	0	5,000
6	PAVING UPPER DRIVE	20,000	0	0	0	0	0	20,000
7	PAVING, LOWER DRIVE	20,000	0	0	0	0	0	20,000
8	PAVERS	20,000	0	0	10,000	10,000	50	10,000
9	BRICK WORK	5,000	0	0	0	0	0	5,000
10

11		105,000	20,000	10,000	10,000	40,000		65,000

AIA Document G703TM-1992. Copyright © 1963, 1965, 1966, 1967, 1970, 1978, 1983 and 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA ® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA ® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. Purchasers are permitted to reproduce ten (10) copies of this document when completed. To report copyright violations of AIA Contract Documents, e-mail The American Institute of Architects legal counsel,copyright@aia.org.

EXHIBIT “B-4”
Contractor Certification
     The undersigned certifies that he/she is authorized to execute this “Contractor Certification on behalf of the Contractor. For purposes of this certification, (a) the term “Plans and Specifications” shall mean the plans, specifications or other documents which define the scope of work to construct or renovate improvements on the subject property, and (b) the term “Work” shall mean improvements to be performed on the subject property in compliance with the Plans and Specifications. The Contractor certifies, represents and warrants as follows:
     1. The sum necessary to complete all remaining Work in accordance with the Plans and Specifications is $                                        .
     2. There have been no material changes in said Plans and Specifications; except as otherwise disclosed on an attachment hereto or as previously approved by Lender.
     3.                     % of the total Work has been completed.
     4. There have been no material changes in the “Approved Budget”; except as previously approved by Lender and the remaining proceeds of the Approved Budget are sufficient to finally and fully complete and pay for all Work.
     5. If requested by Lender or Borrower, attached are “Bills Paid Affidavits” and/or true and correct copies of the invoices for the cost of labor and materials for which this “Draw Request” is being submitted;
     6. The attached Application and Certificate For Payment (AIA Form G702) or other form approved by Lender (“Application for Payment”) is true and correct and the Application for Payment contains a clear disclosure of the funds disbursed by Lender since the previous Draw Request submitted to Lender.
     7. All sums previously advanced by Lender and advanced pursuant hereto, or paid to Contractor have been and will be used by Contractor solely for the purpose of paying the obligations owing by Contractor as set forth in this Draw Request for Contractor, and for no other purpose.
     8. Contractor has paid, or will pay contemporaneously with the advance made by Lender pursuant to this Draw Request, for all labor or materials furnished in connection with the Work.
     9. All Work performed to the date of this Draw Request has been performed in a good and workmanlike manner in substantial conformance with the Plans and Specifications.
     10. All Work has been performed in substantial compliance with all applicable ordinances, statutes, regulations and subdivision requirements or restrictions that affect the subject property.
     11. There are no mechanic’s liens, liens affidavits or encumbrances against the subject property or improvements thereon, and Contractor has not received any notice or communication
CONTRACTOR CERTIFICATION

that any subcontractor, materialman or laborer has not been paid current for all labor or materials performed or furnished in connection with the Work.
     12. To the best of the Contractor’s knowledge, no default exists under the Construction Contract, and no event has occurred that with the giving of notice would otherwise constitute an event of default under the Construction Contract.

CONTRACTOR:

CAMPUS CREST CONSTRUCTION, LLC, a North
Carolina limited liability company

By:	Campus Crest Group, LLC, a North Carolina
limited liability company, Manager

	By:	Madeira Group, LLC, a North Carolina limited
liability company, Manager

By:

Michael S. Hartnett, Manager
CONTRACTOR CERTIFICATION

EXHIBIT “C-1”
INITIAL APPROVED BUDGET

DRAFT HUNTSVILLE, TX Sources And Uses Detail February 16, 2009
Project Unit Mix

Unit Count	Type	Beds	Sq.Ft.	Total SF

72	2BRs	144	839	60,408
120	3BRs	360	1,180	141,600

192		504		202,008

Total Buildings	11		8,087	210,095

	Total	Dollars
SOURCES:	Dollars	Per Unit
Equity	7,190,872	37,452
Debt	13,354,477	69,555

Total	20,545,349	107,007

			Unit	Cost	Total	Dollars
	USES:	Units	of Meas.	Per Unit	Dollars	Per unit
DEVELOPMENT	Land Cost	19,3	acres	155,440	3,000,000
	Land Closing Costs	1		158,000	158,000
	RDP Compensation	1	ea	85,000	85,000
	Survey	1	ea	33,500	33,500
	Real Estate Taxes/insurance	1	ea	15,000	15,000

	Total Land Costs				3,291,500

	Architect	1	ea	80,000	80,000
	Civil Engineer	1	ea	75,000	75,000
	Landscape Architect	1	ea	20,000	20,000
	Geotechnical Report	1	ea	12,000	12,000
	Environmental	1	ea	7,500	7,500

	Total Design/Engineering Costs				194,500

	Loan Origination Fees	1	ea	133,545	133,545
	Advisory Fees	1	ea	15,000	15,000
	Appraisal Fees	1	ea	7,500	7,500
	Market Study Fees	1	ea	15,000	15,000
	Construction Interest	1	ea	571,153	571,153
	Land Interest Accrual	1	ls	204,000	204,000
	Loan Closing Costs	1	ea	35,000	35,000
	Lender Inspections	10	Months	800	8,000

	Total Financing Costs				989,198

	Development Fee	1	ea	637,049	637,049
	Legal Fees-Development	1	ea	25,000	25,000
	Impact Fees	192	unit	964	185,000
	Acccounting Fees & Comp. Dep’n	1	ea	8,000	8,000
	Municipailty Fees	1	ea	27,000	27,000
	Builders Risk Insurance	10	Months	3,000	30,000
	Travel	10	Months	5,000	50,000

	Total Development Fees, Permits & Costs				962,049

	Development Contingency	1	ls	5,000	5,000

DRAFT
HUNTSVILLE, TX
Sources and Uses Detail
February 16, 2009

Project Unit Mix

Unit Count	Type	Beds	Sq. Ft.	Total SF

72	2BRs	144	839	60,408
120	3BRs	360	1,180	141,600

192		504		202,008

INITIAL OPS BUDGET	Corporate Marketing/Support	1	ea	85,000	85,000
	Site Operations	1	ea	112,500	112,500
	Site Marketing	1	ea	112,500	112,500
	Model/Trailer	1	ea	50,000	50,000
	Final Cleaning	1	ls	21,000	21,000

	Total Marketing and Pre-opening				381,000

CONSTRUCTION	Payroll/Overhead	11	Months	23,000	253,000
	Construction Management Fee	1	ea	255,000	255,000
	Bond Premiums	1	ea	40,000	40,000
	Permils/Licensing	11	Buildings	7,273	80,000
	Surveying/Engineer	1	ea	30,000	30,000
	Plans/Blueprints	1	ea	16,000	16,000
	Testing/Geotech	1	ea	30,000	30,000
	Travel	10	Months	6,000	60,000

	Total Construction Fees & Cost				764,000

	Payroll + Load-Corporate Overhead				83,000
	Construction Payroll + Load				317,000
	G&A Allocation-Corporate Overhead				39,000
	G&A Construction Direct				60,000
	Travel-CCC Management & Oversight				50,000

	Reimbursable Overhead Costs (Corp. & Construction)				549,000

	Small Tools	10	Months	850	8,500
	Temp. Water-Consumption	11	Months	730	8,030
	Temp. Power-Consumption	11	Months	2,727	30,000
	Temp. Toilets	11	Months	550	6,050
	Temp. Telephones	11	Months	545	6,000
	Safety	11	Months	400	4,400
	Field Office	11	Months	1,110	12,210
	FieldOffice Supplies	11	Months	300	3,300
	Equipment Rental	11	Months	10,000	110,000
	Gas & Oil	11	Months	818	9,000
	General Labor	11	Months	8,091	89,000
	Waste Removal	11	Months	4,000	44,000
	Postage	11	Months	1,050	12,000
	Final Cleaning	1	ea	21,000	21,000

	Total Job-General Conditions Cost				363,490

SITEWORK
	Sediment & Erosion	1	ls	20,000	20,000
	Construction Entrances	1	ls	5,000	5,000
	Temp Access Roadways (Stone)	1	ls	20,000	20,000
	Dewatering	1	ls	5,000	5,000
	Temp. Water-Installation	1	ls	1,000	1,000
	Temp Facility Ground Lease	0	ls	5,000	—

	Temporary Facilities				51,000

	Clear & Grub	1	ls	30,000	30,000
	Grading	12.6	acres	32,000	403,200
	Cut & Fills	12.6	acres	—	—
	Retaining Walls	0	ls	—	—
	Street & Trailer Pad Demolition	11	acres	5,000	55,000
	Trailer Removal	20	ea	1,000	20,000

	Grading, Walls, Fill, Cut Total				508,200

DRAFT
HUNTSVILLE, TX
Sources and Uses Detail
February 16, 2009

Project Unit Mix

Unit Count	Type	Beds	Sq. Ft.	Total SF

72	2BRs	144	839	60,408
120	3BRs	360	1,180	141,600

192		504		202,008

Water Service	1	ls	200,000	200,000
Sanitatry Sewer Services	1	ls	200,000	200,000
Storm Water	1	ls	200,000	200,000
Utilities — Wet				600,000

Video	1	ls	149,000	149,000
Internet	1	ls	100,000	100,000
Landline Phone	1	ls	20,000	20,000
Utilities — Structured Wiring				269,000

Water Service		lf	—	—
Sewer Service		lf	—	—
Entrance Drive to Traiter Park	1	ls	60,000	60,000
Off-Site Improvements				60,000

Asphaltic Paving, Striping & Signage	210,000	sf	2	455,700

Curb	8000	lf	9	75,040
Sidewalks	8000	sf	3	24,000
Site Concrete				99,040

Landscape	1	ls	125,000	125,000
Irrigation	1	ls	25,000	25,000
Fencing — Chain Link	15000	sf	4	60,000
Fencing — Decorative	5000	sf	7	35,000
Entrance Gates	1	ea	15,000	15,000
Card Reader Access	1	ls	25,000	25,000
Landscape, Fencing, Irrigation				285,000

Monument Sign Base	1	ls	12,000	12,000
B-Ball Court	1	ls	15,000	15,000
V-Ball Court	1	ls	15,000	15,000
Barbeque Grill w/Iron	1	ls	9,500	9,500
Fire Pil Area	1	ls	5,500	5,500
Pool	1	ls	90,000	90,000
Skimmer	1	ls	18,000	18,000
Kool Deck	1	ls	20,000	20,000
Blue Bottom	1	ls	10,000	10,000
Large Size		ls		—
Compactor — SOG	1	ls	3,500	3,500
Compactor — Enclosure	1	ls	12,000	12,000
Compactor — Gate	1	ls	3,500	3,500
Site Amenities				214,000

Site Contingency	1	ls	243,500	243,500

Total Sitework Cost				2,785,440

DRAFT HUNTSVILLE, TX
Sources and Uses Detail
February 16, 2009

Project Unit Mix

Unit Count	Type	Beds	Sq. Ft.	Total SF

72	2BRs	144	839	60,408
120	3BRs	360	1,180	141,600

192		504		202,008

VERTICAL IMPROVEMENTS

Concrete			600,000
Masonry			380,000
Metals			145,000
Wood & Plastics			1,850,000
Thermal/Moisture Protection			840,000
Doors & Windows			525,500
Finishes			1,072,000
Specialities			103,500
Mechanical			1,785,000
Electrical			1,090,500
Apartment Appliances	192 units	1,774	340,625

Residence Buildings			8,532,125

Clubhouse			525,000

Pavillion	1 ea	25,000	25,000

Contingency	1 ea	243,000	243,000

Total Vertical Improvements			9,325,125

FF&E

Apartment Furniture			291,111
Apartment Upholstry			107,270
Apartment Mattress & Frames			93,240
Apartment FF&E Shipping, Storage, Installation			72,000
Clubhouse Furniture			43,870
Clubhouse Amenities			46,600
Clubhouse Fixtures			43,200
Clubhouse Equipment			237,755

Total FF&E			935,047

				Per Unit

Total Project Costs			20,545,349	107,007

Exhibit C-2
Budget Revision Request

Loan Amount:
Loan Number:
Borrower:
Project Name:
Budget Revision Number:	1
Revision Request Date:

Dear Lender:
Pursuant to the terms of the loan agreement (the “Loan Agreement”) for the above referenced Loan, Borrower requests modifications to the Approved Budget as follows:

	Initial	Previously		Budget with
	Approved	Approved	Requested	Requested
	Budget	Revisions	Revisions	Revisions

Sources of Funds:
Loan Proceeds:
Construction Loan	$—	$—	$—	$—

Total Loan Proceeds	$—	$—	$—	$—

Equity Proceeds:
Borrower Cash Equity	$—	$—	$—	$—

Total Equity Proceeds	$—	$—	$—	$—

Total Sources of Funds:	$—	$—	$—	$—

Uses of Funds:
Land:
Land Acquisition	$—	$—	$—	$—

Total Land	$—	$—	$—	$—

Development Allocation (See Note):
Development Contracts	$—	$—	$—	$—

Total Development Allocation	$—	$—	$—	$—

Construction Allocation (See Note):
Construction Contracts	$—	$—	$—	$—

Total Construction Allocation	$—	$—	$—	$—

Non Construction Allocation:
Engineer	$—	$—	$—	$—
Advertising	$—	$—	$—	$—
Property Taxes	$—	$—	$—	$—
Insurance	$—	$—	$—	$—
Closing Costs	$—	$—	$—	$—
Interest Reserve	$—	$—	$—	$—

Total Non Construction Allocation	$—	$—	$—	$—

Total Uses of Funds:	$—	$—	$—	$—

Exhibit “C-3”
Budget Revision Certification
     The undersigned certifies that he/she is authorized to execute this Budget Revision Request and Budget Revision Certification on behalf of the Borrower. The Borrower certifies, represents and warrants as follows:
     1. To the best of Borrower’s knowledge, the Borrower has performed and complied with all agreements, terms and conditions contained in the Loan Agreement and the other documents executed in connection therewith (the “Other Loan Documents”) required to be performed or complied with prior to or at the time of delivery hereof.
     2. The representations and warranties of the Borrower contained in the Loan Agreement and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement were true and correct in all material respects when made, are hereby repeated as of the time of delivery hereof, and are true and correct in all material respects as of the time of delivery of this Draw Request and Draw Certification. In the event any such representations have changed, the manner in which such representations have changed is set forth herein or in an attachment hereto.
     3. Since the date of execution of the Loan Agreement, no material change has occurred, either in any instance or in the aggregate in the condition, financial or otherwise, of the Borrower, or its properties, which would have a material adverse effect on the Borrower. Furthermore, the Borrower has not incurred any material liabilities since the date of execution of the Loan Agreement, except as disclosed in writing to Lender or as reflected in Borrower’s financial statements which have been previously delivered to Lender, but in any event, Borrower is in full compliance with the covenants contained in the Loan Agreement and the Other Loan Documents.
     4. To the best of the Borrower’s knowledge, there are no mechanic’s liens, liens affidavits or encumbrances against the subject property or improvements thereon, and Borrower has not received any notice or communication that any subcontractor, materialman or laborer has not been paid current for all labor or materials performed or furnished in connection with the “Work” to be performed on the subject property.
     5. There have been no material changes in approved “Plans and Specifications”; except as otherwise disclosed on an attachment hereto or as previously approved by Lender.
     6. There are no “Change Orders” to any “Construction Contracts”; except as otherwise disclosed on an attachment hereto or as previously approved by Lender.
     7. The “Approved Budget” when taking into consideration the Budget Revision Request presents a full and complete representation of all costs, expenses and fees which Borrower expects to pay or anticipates becoming obligated to pay to complete the Work in compliance with the approved Plans and Specifications.
Budget Revision Certification

EXHIBIT “D-2”
Loan No. 99-10-71154
ASSIGNMENT OF CONSTRUCTION CONTRACT

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     For and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership (hereinafter called “Borrower”), does hereby TRANSFER, ASSIGN AND DELIVER unto AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company (hereinafter called “Lender”), all of the rights, interests, benefits, warranties, permits, plans and drawings of the Borrower under that certain                                                                                      (the “Contract”) dated                                                               , by and between CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company, as Contractor (“Contractor”) and the Borrower, as owner (the “Owner”), providing for the construction of certain improvements (“Improvements”) upon the property described on Exhibit “A” attached hereto and made a part hereof for all purposes (the “Property”); however, the Lender does not hereby assume any of the Borrower’s liabilities, duties or obligations under Contract.
     This Assignment of Construction Contract (“Assignment”) constitutes a part of the security for the payment of that certain Promissory Note dated effective June ___, 2009 (the “Note”), in the original principal sum of $13,355,000.00 executed by Borrower, payable to the order of Lender the payment of which is secured by that certain Deed of Trust and Security Agreement of even date with the Note (the “Deed of Trust”), pursuant to the terms of that certain Construction Loan Agreement of even date with the Note (the “Loan Agreement”), by and between Borrower and Lender, which Note, Deed of Trust, Loan Agreement, and various other documents relating thereto are hereinafter referred to as the “Loan Documents”. Lender shall not exercise any rights hereunder unless an Event of Default, as defined in the Loan Documents, shall have occurred and be continuing pursuant to the terms thereof in connection with the construction of the Improvements on the Property.
     If and when the indebtedness evidenced by the Note shall have been fully paid and satisfied and the obligations of Borrower under the Loan Documents shall have been performed and satisfied without the necessity of Lender exercising its rights hereunder, this Assignment shall terminate and thereafter be of no further effect.
     Contractor executes this Assignment for the purpose of evidencing Contractor’s consent to this Assignment and Contractor’s knowledge of the contents hereof; further, to evidence Contractor’s agreement to continue under the terms of the Contract at Lender’s request, if and only if Contractor has been paid for all work performed through the date Lender shall have made such request and Lender agrees to pay for all work performed in accordance with the Contract thereafter.
     Contractor further agrees that Contractor shall furnish Lender written notice of default by Borrower of any of Borrower’s obligations under the Contract with Borrower and give Lender an opportunity to cure said default within a reasonable period of time, but never less than ten (10) business days prior to terminating the Contract, or taking any other action in relation thereto because of said default
     Contractor further agrees that Contractor shall not perform work pursuant to any Change Order, as such term is defined in the Contract, which will result in an increase of greater than $50,000 for any single Change Order or $250,000 for all Change Orders in the aggregate, unless Contractor shall have received Lender’s specific written approval of such Change Order.
     In the event Contractor fails to secure such written approval, Contractor’s Contract with Borrower shall, for

     8. The unadvanced portion of all “Sources of Funds” as designated in the Approved Budget, when taking into consideration the Budget Revision Request, provides sufficient funding to complete the Work, in compliance with the approved Plans and Specifications.

BORROWER:

CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership

By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

	By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company, its sole member

		By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

			By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:
Michael S. Hartnett, Manager
Budget Revision Certification

the purpose of Contractor’s obligation under this Assignment to continue performance thereunder for Lender’s benefit, be deemed not to have been modified by such Change Order.
     As further inducement to Lender to make the Loan to Borrower, Contractor has agreed and does hereby covenant and agree with and for the benefit of Lender, its successors and assigns, that any and all liens, rights, claims, debts, demands, charges, causes of action and interest (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under the Constitution and statutes of the State of Texas) owned or claimed on the improvements, fixtures or furnishings now or hereafter constructed, placed or situated thereon, are now and shall be in all respects subordinate and inferior to the liens and security interests created for the benefit of Lender, its successors and assigns, under and by virtue of the Deed of Trust (and any and all renewals, rearrangements and extensions thereof).
     This Assignment may be executed in multiple counterparts, and each counterpart hereof executed by any party shall be deemed an original and shall as to such party constitute one and the same instrument with all other counterparts hereof executed, regardless of whether the same or any other counterpart hereof is executed by any other party or by a person intended to be or who becomes a party hereunder.
     This Assignment shall be governed by the law of the jurisdiction in which the real property encumbered by the Security Instrument is located, without giving effect to its conflict of laws rules.
     IN WITNESS WHEREOF, this Assignment is executed to be effective as of the ___ day of June, 2009.

BORROWER:

CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership

By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

	By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company, its sole member

		By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

			By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:
Michael S. Hartnett, Manager

LENDER: AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company
By:
Don Hickey, Senior Vice President — Commercial
Real Estate Lending

2

     By execution hereof, Contractor acknowledges this Assignment of the Contract and consents to the terms hereof.

CONTRACTOR: CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company
By:	Campus Crest Group, LLC, a North Carolina
limited liability company, Manager

By:	Madeira Group, LLC, a North
Carolina limited liability company, Manager

By:
Michael S. Hartnett, Manager

THE STATE OF	§

§
COUNTY OF	§

     This instrument was acknowledged before me on the                    day of June, 2009, by Michael S. Hartnett, Manager of Campus Crest Properties, LLC, a North Carolina limited liability company, in its capacity as Manager of Campus Crest Ventures III, LLC, a Delaware limited liability company, in its capacity as a member of HSRE-Campus Crest I, LLC, a Delaware limited liability company, in its capacity as sole member of HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, in its capacity as general partner of CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership, on behalf of said limited partnership.

Notary Public, State of

My Commission Expires:

THE STATE OF TEXAS,	§

§
COUNTY OF	§

     This instrument was acknowledged before me on this                    day of June, 2009, by Don Hickey, Senior Vice President- Commercial Real Estate Lending of AMEGY MORTGAGE COMPANY, L.L.C. d/b/n Q10 Amegy Mortgage Capital, a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

My Commission Expires:

3

THE STATE OF	§

§
COUNTY OF	§

     This instrument was acknowledged before me on this ___ day of June, 2009, by Michael S. Hartnett, Manager of Madeira Group, LLC, a North Carolina limited liability company; in its capacity as Manager of Campus Crest Group, LLC, a North Carolina limited liability company, in its capacity as Manager CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company, on behalf of said limited liability company.

Notary Public, State of

My Commission Expires:

Exhibit:
“A” — Property Description

4

EXHIBIT “D-5”
ASSIGNMENT OF RIGHTS UNDER DESIGN PROFESSIONAL’S CONTRACT
AND OF PLANS AND SPECIFICATIONS

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     For and in consideration of the sum of TEN AND NO/l00 DOLLARS ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership (“Borrower’’), does hereby TRANSFER, ASSIGN AND DELIVER unto AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q 10 Amegy Mortgage Capital, a Texas limited liability company (“Lender”) all of the rights, interests, benefits and privileges of Borrower under (i) that contract dated May 28, 2008, between JAMES L. BROWNING; as architect (“Design Professional”), and Borrower, as owner (“Owner”), providing for design services relating to the construction of certain improvements (“Improvements) upon certain real property situated in WALKER County, Texas, as more particularly described on Exhibit “A” attached hereto (the “Property”); and (ii) all plans and specifications prepared by Design Professional (“Plans and Specifications”) covering and relating to such construction and Improvements (the Plans and Specifications and the above referenced contract are hereinafter collectively referred to as the “Contract”); however, Lender does not hereby assume any of Borrower’s liabilities, duties or obligations under the Contract.
     This Assignment of Rights under Design Professional’s Contract and of Plans and Specifications (the “Assignment”) constitutes a part of the security for the payment of that certain Promissory Note dated June ___, 2009 (the “Note”), in the principal sum of THIRTEEN MILLION THREE HUNDRED FIFTY–FIVE THOUSAND AND NO/100 DOLLARS ($13,355,000.00), executed by Borrower and payable to the order of Lender, which Note is secured by that certain Deed of Trust and Security Agreement of even date with the Note (the “Deed of Trust”) executed by Borrower for the benefit of Lender. Lender shall not exercise any rights hereunder unless an Event of Default, as defined under the terms and conditions of that certain Development Loan Agreement (“Loan Agreement”) dated of even date with the Note, between Borrower and Lender, shall have occurred and be continuing. The Loan Agreement relates to the loan (the “Loan”) evidenced by the Note, Deed of Trust, Loan Agreement and various other documents relating thereto,
     If and when the indebtedness evidenced by the Note shall have been fully paid and satisfied and the obligations of Borrower under the Loan Agreement shall have been performed and satisfied without the necessity of Lender exercising its rights hereunder, this Assignment shall terminate and thereafter be of no further effect.
     Design Professional executes this Assignment for the purpose of evidencing Design Professional’s consent to this Assignment and Design Professional’s knowledge of the content hereof; further, to evidence Design Professional’s agreement to make available to Lender the Contract (including the Plans and Specifications) and continue under the terms of the Contract at Lender’s request, provided that Design Professional shall be paid for all work performed on the Property, Design Professional acknowledges that by acceptance hereof, Lender is not assuming any obligations that Borrower has to Design Professional.
     Design Professional further agrees that Design Professional shall furnish Lender written notice of an event of default by Borrower of any of Borrower’s obligations under the Contract, and give Lender an opportunity to cure said default within a reasonable period of time, but never less than ten (10) business days, prior to terminating the Contract or taking any other action in relation thereto because of said default.
     Design Professional further agrees that Design Professional shall not perform services pursuant to any Change Order, as such term is defined in the Contract, which will result in greater than $50,000 for any single Change Order or $250,000 for all Change Orders in the aggregate, unless Design Professional shall have received Lender’s specific written approval of such Change Order. In the event Design Professional fails to secure such written approval, Design Professional’s Contract with Borrower shall, for the purpose of Design Professional’s obligation aforesaid to continue performance thereunder for Lender’s benefit, be deemed not to have been modified by such Change Order.
     As further inducement to Lender to make the Loan to Borrower, Design Professional has agreed and does hereby covenant and agree with and for the benefit of Lender, its successors and assigns, that any and all liens, rights, claims, debts, demands, charges, causes of action and interest (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under the Constitution and statutes of the State of Texas) owned or claimed on the improvements, fixtures or furnishings now or hereafter constructed, placed or situated thereon, are now and shall be in all respects subordinate and inferior to the liens and security interests created for the benefit of Lender, its successors and assigns, under and by virtue of the Deed of Trust (and any and all renewals, rearrangements and extensions thereof).
     This Assignment may be executed in multiple counterparts, and each counterpart hereof executed by any party shall be deemed an original and shall as to such party constitute one and the same instrument with all other counterparts hereof executed, regardless of whether the same or any other counterpart hereof is executed by any other party or by a person intended to be or who becomes a party hereunder.
     This Assignment shall be governed by the law of the jurisdiction in which the real property encumbered by the Deed of Trust is located, without giving effect to its conflict of laws rules.
     IN WITNESS WHEREOF, this Assignment is executed as of the ___ day of June, 2009.

BORROWER:

CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership

By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

	By:	HSRE-Campus Crest I, LLC, a Delaware limited liability
company, its sole member

		By:	Campus Crest Ventures III, LLC, a Delaware limited
liability company, a member

			By:	Campus Crest Properties, LLC, a North
Carolina limited liability company, its
Manager

By:
Michael S. Hartnett, Manager

2

LENDER: AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company
By:
Don Hickey, Senior Vice President-
Commercial Real Estate Lending

DESIGN PROFESSIONAL:

JAMES L. BROWNING

THE STATE OF	§
§
COUNTY OF	§
     This instrument was acknowledged before me on the ___ day of June, 2009, by Michael S. Hartnett, Manager of Campus Crest Properties, LLC, a North Carolina limited liability company, in its capacity as Manager of Campus Crest Ventures III, LLC, a Delaware limited liability company, in its capacity as a member of HSRE-Campus Crest I, LLC, a Delaware limited liability company, in its capacity as sole member of HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, in its capacity as general partner of CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership, on behalf of said limited partnership.

Notary Public, State of

My commission expires:

THE STATE OF TEXAS	§
§
COUNTY OF	§
     This instrument was acknowledged before me on this ___ day of June, 2009, by Don Hickey, Senior Vice President — Commercial Real Estate Lending of AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

My commission expires:

3

THE STATE OF TEXAS	§
§
COUNTY OF	§
     This instrument was acknowledged before me on this ___ day of June, 2009, by JAMES L. BROWNING.

Notary Public, State of Texas
Exhibit:
“A” — Property Description

4

EXHIBIT “E”
FORM OF COMPLIANCE LETTER
     The undersigned is a licensed architect/registered engineer (“Design Professional”) and has been retained by CAMPUS CREST AT HUNTSVILLE, LP (“Borrower”) to perform professional services in connection with development and/or construction of Improvements on The Grove, Huntsville, Texas (the “Project”). Reference is heremade to that certain Construction Loan Agreement (the “Loan Agreement”) executed by and between Borrower and Amegy Mortgage Company, L.L.C. d/b/a Q10 Amegy Mortgage Capital (“Lender”) relating to the financing of costs of construction of Improvements for the Project. All capitalized terms used herein but not herein defined shall have the meanings given in the Loan Agreement.
     The undersigned hereby certifies that he/she has either prepared or reviewed the Plans and the Master Plan for the Project and further certifies that if and when the Improvements are completed substantially as designed, said Improvements will be in compliance with all applicable local, state and federal ordinances, laws, rules and regulations and in compliance with any conditions or requirements to obtain and maintain any permits required for occupancy of said Improvements.

Dated:

DESIGN PROFESSIONAL:

JAMES L BROWNING

EXHIBIT “F”
Loan No.99-10-71154
AFFIDAVIT OF COMMENCEMENT OF WORK
(Commercial Construction)

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     BEFORE ME, the undersigned authority, on this the       day of                     ,200 ___, personally appeared MICHAEL S. HARTNETT, as Manager on behalf of CAMPUS CREST AT HUNTSVILLE, LP (“Owner”), and as Manager on behalf of CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company (“Contractor”), who, being by me duly sworn did depose and say:
     “That, the undersigned, as Owner and Contractor entered into a Construction contract (the “Construction Contract”) the                      day of                      ,200 ___for the construction of certain Improvements on the real property (the “Property”) described as follows:
     SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.
     “The name and address of the Owner is: CAMPUS CREST AT HUNTSVILLE, LP, 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211.
     “The name and address of the Contractor who will furnish the labor, service and/or materials for the construction of the improvements is: CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company, 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211.
     “The earliest date that materials were delivered to the Property or that the work actually commenced is the ___day of                     , 200___.”

CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company

By:	Campus Crest Group, LLC, a North Carolina limited liability company, Manager

	By:	Madeira Group, LLC, a North Carolina limited liability company, Manager

By:
Michael S. Hartnett, Manager

CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership

By:	HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, its General Partner

	By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company, its sole member

		By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

			By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:

Michael S. Hartnett, Manager

THE STATE OF	§

COUNTY OF	§

     This instrument was acknowledged before me on the                      day of                                          , 200___, by Michael S. Hartnett, Manager of Madeira Group, LLC, a North Carolina limited liability company, in its capacity as Manager of Campus Crest Group, LLC, a North Carolina limited liability company, in its capacity as Manager of CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company, on behalf of said limited liability company.

Notary Public, State of

My commission expires:

THE STATE OF	§

COUNTY OF	§

     This instrument was acknowledged before me on the                      day of                                          , 200___, by Michael S. Hartnett, Manager of Campus Crest Properties, LLC, a North Carolina limited liability company, in its capacity as Manager of Campus Crest Ventures III, LLC, a Delaware limited liability company, in its capacity as a member of HSRE-Campus Crest I, LLC, a Delaware limited liability company, in its capacity as sole member of HSRE-CC Huntsville GP, LLC, a Delaware limited liability company, in its capacity as general partner of CAMPUS CREST AT HUNTSVILLE, LP, a Delaware limited partnership, on behalf of said limited partnership.

Notary Public, State of

My commission expires:

AFFIDAVIT OF COMMENCEMENT

2

EXHIBIT “G-1”
PARTIAL WAIVER AND RELEASE OF LIEN

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     The undersigned is a contractor or subcontractor or materialman who has furnished services, labor or materials in the construction, repair and/or replacement (the “Work”) of improvements upon certain real property situated in WALKER County, Texas, and owned by CAMPUS CREST AT HUNTSVILLE, LP (“Owner”), which property is more particularly described on Exhibit “A” which is attached hereto and incorporated herein by reference.

The undersigned has furnished:

(Described Nature of Labor/Materials used for the Work)

Original Contract Sum	$

Net Change by Change Orders	$

Contract Sum to Date	$

Total Completed & Stored to Date	$

Retainage	$

Total Earned Less Retention	$

Less: Previous Certificates for Payment	$

Current Payment	$

     The total of all charges for all such services, labor and/or materials performed or furnished by the undersigned to the date hereof is $                     , and, except for the amount of the Current Payment, the undersigned has received payment in full therefor. The undersigned hereby acknowledges satisfaction of and waives and releases all liens and claims to liens which the undersigned may have as a result of the performance or furnishing of such services, labor or materials.
     The undersigned has further represented and warranted and does hereby represent and warrant that (a) it has not assigned and will not assign any claim for payment or any right to perfect a lien against the Property, (b) all persons or entities who have furnished services, labor or materials to the undersigned in connection with the Work have been paid all amounts to which they have or may become entitled therefore, and (c) the undersigned’s portion of the Work to date is fully completed in accordance with the final plans and specifications therefor.

     The person signing this document represents that he is duly authorized to do so on behalf of the undersigned contractor, subcontractor or materialman.

EXECUTED this the day of	.

(name of contractor, subcontractor or materialman)

By:

Printed Name:

Title:

     SWORN TO AND SUBSCRIBED TO BEFORE ME, the undersigned authority, on this the                       day of                                           .

Notary Public, State of Texas

My Commission Expires:

Exhibit:
“A” — Property Description
AFTER RECORDING RETURN TO:
AMEGY MORTGAGE COMPANY, L.L.C.
d/b/a Q10 Amegy Mortgage Capital
4576 Research Forest Drive
The Woodlands, Texas 77381
PARTIAL WAIVER-LIEN

2

EXHIBIT “G-2”
FINAL WAIVER AND RELEASE OF LIEN

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     The undersigned is a contractor, subcontractor or materialman who has furnished services, labor or materials in the construction, repair and/or replacement (the “Work’) of improvements upon certain real property situated in WALKER County, Texas, and owned by CAMPUS CREST AT HUNTSVILLE, LP (“Owner”), which property is more particularly described on Exhibit “A” which is attached hereto and incorporated herein by reference.

The undersigned has furnished:

(Described Nature of Labor/Materials used for the Work)

Original Contract Sum	$

Net Change by Change Orders	$

Contract Sum to Date	$

Total Completed & Stored to Date	$

Retainage	$

Total Earned Less Retention	$

Less: Previous Certificates for Payment	$

Current Payment	$

     The total of all charges for and in connection with all such services, labor and/or materials performed or furnished by the undersigned has been paid in full to the undersigned. The undersigned hereby acknowledges complete satisfaction of and hereby absolutely and forever waives and releases all claims of every kind against Owner or the Property, or any other property of Owner, including but not limited to all liens and claims of liens, which the undersigned may have as a result of or in connection with the performance or furnishing of such services, labor or materials.
     The undersigned has further represented and warranted and does hereby represent and warrant that (a) it has not assigned and will not assign any claim for payment or any right to perfect a lien against the Property, (b) all persons or entities who have furnished services, labor or materials to the undersigned in connection with the Work have been paid all amounts to which they have or may become entitled therefor, and (c) the undersigned’s portion of the Work is fully completed in accordance with the final plans and specifications therefor.
     The person signing this document represents that he is duly authorized to do so on behalf of the undersigned contractor, subcontractor or materialman.

EXECUTED this the day of	.

(name of contractor, subcontractor materialman)
By:
Printed Name:
Title:

     SWORN TO AND SUBSCRIBED TO BEFORE ME, the undersigned authority, on this the ___ day of                                   .

Notary Public, State of Texas

My Commission Expires:

Exhibit:
“A” — Properly Description
AFTER RECORDING RETURN TO:
AMEGY MORTGAGE COMPANY, L.L.C.
d/b/a Q10 Amegy Mortgage Capital
4576 Research Forest Drive
The Woodlands, Texas 77381
FINAL WAIVER LIEN

2

EXHIBIT “H”
AFFIDAVIT OF COMPLETION

THE STATE OF TEXAS	§
§
COUNTY OF WALKER	§
     BEFORE ME, a Notary Public in and for the State of Texas on this day personally appeared MICHAEL S. HARTNETT, Manager on behalf of CAMPUS CREST AT HUNTSVILLE, LP (the “Owner”, whether one or more) who, after having been by me duly sworn, on oath stated as follows:
     1. Owner, whose address is 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211, is the Owner of real properly (the “Real Property”) situated in WALKER County, Texas, more particularly described as follows:
SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.
     2. Improvements (herein so called) were constructed and furnished under the original contract (the “Contract”) with CAMPUS CREST CONSTRUCTION, LLC, a North Carolina limited liability company (the “Original Contractor”), whose address is 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211, which Improvements are described as follows:
Construction of a commercial improvement.
     3. The Improvements under the Contract between the Owner and the Original Contractor have been completed except for warranty and repair work, if any. The date of such completion was the ___ day of                     , 200___.
NOTICE: A CLAIMANT MAY NOT HAVE A LIEN ON
RETAINED FUNDS UNLESS THE CLAIMANT
FILES THE AFFIDAVIT CLAIMING A LIEN NOT LATER
THAN THE 30TH DAY AFTER THE DATE OF COMPLETION.

AFFIANT:

MICHAEL S. HARTNETT, solely in his
capacity as authorized representative of Owner and not individually
AFFIDAVIT OF COMPLETION

1

     SUBSCRIBED AND SWORN TO BEFORE ME on this the            day of ___, 200           , to certify which witness my hand and seal of office.

Notary Public, State of

My commission expires:

AFFIDAVIT OF COMPLETION

2

EXHIBIT “I-1”
Loan No.
CONTRACTOR
FINAL BILLS PAID AFFIDAVIT AND RELEASE

THE STATE OF TEXAS	§
§
COUNTY OF	§
               WHEREAS,                                                (“Contractor”) has entered into a contract (the “Contract”) calling for the construction of certain improvements (the “Project”) on real property (the “Property”), more particularly described as follows:
SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES; and,
     WHEREAS, the Contractor has submitted a request for payment for labor and/or materials supplied for the project.
     NOW THEREFORE, in consideration of the payment of Ten Dollars and No/100 ($10.00) and other good and valuable consideration to the Contractor made simultaneous with the execution and delivery hereof, the undersigned Contractor states, represents and warrants to CAMPUS CREST AT HUNTSVILLE, LP, as owner (“Owner”) and AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, as lienholder on the Project (“Lender”) as follows:
l.	Contractor has performed labor or supplied materials or both, for improvements upon the Property as part of the Project.

2.	Contractor has performed labor or supplied materials or both in a good and workmanlike manner upon the Property to the extent that Contractor is now due $ as of the date hereof as the final payment under the Contract. Contractor acknowledges full payment of this sum.

3.	With the exception of payments to be made with the proceeds of the final draw request, all sums now due from Contractor to any subcontractors or vendors for labor or materials have been paid in full.

4.	The undersigned Contractor further certifies that with the exception of payments to be made with the proceeds of the final draw request, all labor, material, taxes and/or insurance costs incurred by the undersigned in completing its portion of the Project have been paid, and the undersigned hereby indemnifies and agrees to hold the owner of the Property and the Property harmless from any claims, causes of action, damages or losses incurred by any of them, including reasonable attorney’s fees, in defense thereof, for and on account of any breach hereof by the undersigned;

5.	This is a final lien waiver and release. Contractor hereby waives, releases and relinquishes any and all claims, demands, rights and liens heretofore or currently existing that Contractor may have, whether those claims or liens are contractual, statutory or constitutional, and

EXHIBIT “I-2”
OWNER’S AFFIDAVIT OF BILLS PAID

STATE OF TEXAS	§

COUNTY OF WALKER	§
     BEFORE ME, the undersigned authority, on this day personally appeared the person whose name is subscribed hereto, being by me first duly sworn upon his or her oath deposes and says:
     THAT the undersigned (“Affiant”) is acting on behalf of and as the duly authorized representative of CAMPUS CREST AT HUNTSVILLE, LP (“Owner”), whether one or more. Owner contracted with one or more original contractors (collectively the “Contractors”, whether one or more) who performed labor, built or provided specially fabricated materials, and/or furnished labor or material in the construction of the improvements upon certain real property (the “Property”) described as follows:
     SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.
     AFFIANT further says that all improvements contracted by Owner with the Contractors to be constructed have been completed and that all bills from contractors, laborers and suppliers and others contracting with Owner for materials and labor used in construction of said improvements have been paid in full.
     AFFIANT acknowledges and agrees that AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital (the “Lender”) and Chicago Title Insurance Company (the “Title Company”) are each specifically and materially relying upon the facts herein stated by Affiant to be true in connection with a loan disbursement by Lender to or on behalf of Owner and for the purpose of inducing the Title Company to issue a T-3 endorsement to the existing Mortgage Title Policy issued to Lender.
     AFFIANT further acknowledges and understands that there are criminal penalties for making any false or misleading statement in this Affidavit.

MICHAEL S. HARTNETT, solely in his capacity as authorized representative of Owner Affiant

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whether they are perfected or unperfected, in whole or in part, upon the Property or against Contractor. The sum paid as specified under paragraph 2 hereof is in full and final payment of the Contract.

6.	Contractor is the sole owner of all claims for the sums now due and no portion has been assigned, pledged or otherwise disposed of or hypothecated, and Contractor has the full power and right to execute this Affidavit and Release.

7.	The person signing this document represents that he or she is duly authorized to do so on behalf of the undersigned Contractor. All of the provisions of this document shall bind the undersigned Contractor and the Contractor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of the Owner of the Property and Lender and their respective heirs, legal representatives, successors, assigns and sureties.

EXECUTED this the day of	,	.

Name:
Title:

Contractor

THE STATE OF	§

COUNTY OF	§
     This instrument was acknowledged before me on the                      day of                       , 200                     ,
by                                                                  ,                                                               of                                          , on behalf of said Contractor.

Notary Public in and for
The State of

My commission expires:
CONTRACTOR FINAL BILLS PAID
AFFIDAVIT AND RELEASE

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THE STATE OF                                          §
COUNTY OF                                          §
     This instrument was subscribed, sworn to and acknowledged before me on the                      day of                                         , 200                     by MACHAEL S. HARTNETT.

Notary Public in and for
The State of

My commission expires:

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